UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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2022 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
THE ANNUAL MEETING OF STOCKHOLDERS OF GROUPON, INC. WILL BE HELD
June 15, 2022 | 10:00 am Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601

NASDAQ: GRPN / ir@groupon.com

LETTER FROM THE
CHAIRMAN
Dear Stockholder:
I am pleased to invite you to attend the Annual Meeting of Stockholders of Groupon, Inc. (the "Annual Meeting"), which will be held at Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601 on June 15, 2022 at 10:00 a.m. Central Time. Doors will open at 9:30 a.m. Central Time.
The attached Notice of Annual Meeting of Stockholders and proxy statement (the "Proxy Statement") contain details of the business to be conducted at the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.
We urge you to read the accompanying Proxy Statement carefully and to vote "FOR" the director nominees proposed by the Board of Directors, "FOR" the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2022, "FOR" the advisory approval of our Named Executive Officer compensation in accordance with the recommendations of the Board of Directors, “FOR” the proposal to amend and restate the Company's incentive plan, to, among other items, increase the number of authorized shares thereunder and “FOR” the proposal to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting. On behalf of the Board of Directors, I would like to express our appreciation for your interest in Groupon.

Sincerely,
Theodore Leonsis
Chairman of the Board of Directors

Groupon Proxy Statement and Notice of 2022 Annual Meeting

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
June 15, 2022 | 10:00 am Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601
Although we intend to hold the Annual Meeting in person, we are monitoring the protocols that federal, state and local governments may recommend or require in light of continuing restrictions due to COVID-19. The health and well-being of our employees and our stockholders are paramount. As a result, we may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a virtual-only format over the Internet. Any such changes regarding the Annual Meeting will be announced in a press release and the filing of additional proxy materials with the Securities and Exchange Commission (“SEC”).

ITEMS OF BUSINESS
•To elect eight directors from the nominees named in this Proxy Statement.
•To ratify the selection of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for fiscal year 2022.
•To conduct an advisory vote to approve our named executive officer compensation, as described in this Proxy Statement.
•To approve the amendment and restatement of the Groupon, Inc. 2011 Incentive Plan, as amended (the “A&R 2011 Incentive Plan”), to, among other items, increase the number of authorized shares thereunder.

•To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the other proposals at the time of the Annual Meeting (the “Adjournment Proposal").

•To transact other business that may properly come before the Annual Meeting.
Record Date
April 21, 2022 (the "Record Date"). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
Admission
If you are a record holder, you must provide identification, and if you hold your shares through a broker, bank or other nominee, you must also provide proof of ownership.
Proxy Voting
IMPORTANT: Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and efforts of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting, as your proxy is revocable at your option as described in the Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 15, 2022. We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. We will mail a Notice of Internet Availability of Proxy Materials to certain of our stockholders. This Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Groupon Proxy Statement and Notice of 2022 Annual Meeting

By order of the Board of Directors,
Dane Drobny
General Counsel and Corporate Secretary
Chicago, Illinois
April 27, 2022
The date of this Proxy Statement is April 27, 2022, and it is first being delivered to stockholders on or about April 27, 2022.

Groupon Proxy Statement and Notice of 2022 Annual Meeting

Groupon Proxy Statement and Notice of 2022 Annual Meeting

CORPORATE GOVERNANCE AT GROUPON
People & Culture
At Groupon, Inc. (the "Company," "Groupon," "we," "our," or "us") we believe attracting and retaining global talent is key to our success. Our Chief People Officer and Global Head of Diversity, Equity & Inclusion, together with our Chief Executive Officer and Chief Administrative Officer, are responsible for developing and executing our human capital strategy, with oversight from the Board of Directors (the "Board") and relevant Board committees. This includes the recruitment, development, and retention of talent to support our operations and execute our strategy and the design of our employee compensation and benefit programs.
Our goal is to nurture a performance driven culture - one that will be led by our values and focused on agility, results and accountability. We believe that this culture is foundational to successfully empower our people to achieve operational excellence and in turn better situate Groupon to reach its full potential. We intend to continue to focus on driving measurable results that will "show up" in our ability to attract and retain talent and build a resilient workforce that is ready to act with greater intention, become even more disciplined and be better positioned as we strive to reach our long-term goals.
Within our human capital strategy, there are five core pillars: Workplace Culture & Values, Compensation & Benefits, Emerging Employee Needs, Diversity, Equity & Inclusion ("DEI") and Social Responsibility.
Workplace Culture and Values.
To ensure we are supporting a thriving and vibrant culture, we conduct frequent Pulse Engagement Surveys throughout the year to help understand our employees’ needs and concerns and uncover insights that will allow us to positively impact our employee experience. This survey covers a wide range of topics including leadership; culture; corporate strategy; DEI and manager support. In 2021, we had strong employee engagement scores.
Each of our employees play an important role in ensuring that we maintain a high level of business ethics, safety and integrity. To facilitate this, all employees complete our mandatory ethics training module annually. Additionally, we have established an internal process called Groupon Ethics Reporting Service, which is communicated to employees during the annual ethics training and can be used to bring to management’s attention a wide range of concerns, including violations of our policies. Furthermore, we have created the position of Director of Compliance who reports directly to the General Counsel. The responsibilities of the Director of Compliance include, but are not limited to, oversight and administration of our corporate governance policies (including our Global Code of Conduct and Anti-Corruption Policy), fostering a culture that integrates compliance and ethics into our business processes and practices, and maintaining and monitoring a system for reporting and investigating potential compliance and ethics concerns.
To support talent development, we offer a variety of training and development programs supporting our ethics, workplace culture and managers. As part of our continued commitment to making Groupon a great place to work and conducting our business at the highest level of ethics and integrity, once every two years, all Groupon full-time, part-time, and temporary employees are required to take the full-length Global Code of Conduct, Anti-Corruption, Data Privacy, and Respectful and Harassment Free Workplace training courses. In alternate years, employees are required to complete a Re-certification Quiz. In addition, employees receive Data Privacy Training every other year (except employees in California, Illinois and New York (and their managers) who receive this training annually). Furthermore, all non-US employees along with US based employees on our Senior Leadership Team and in the Human Resources, Finance and Legal departments receive anti-corruption training every other year. We also require our employees to complete unconscious bias training.
In addition, we actively foster a culture of learning and development and offer a variety of developmental and training courses for our employees, such as Change & Resilience, Managing Through Change, FS90 (a course that reinforces leader habits and manager expectations for new managers) and Authentic Allyship Workshops. In 2022 we are launching a customized global Director Development Program to support leaders with the tools they need to succeed, and Accelerate Academy, a 7-month program for Groupon International, with the aim of accelerating the development and careers of our top female talent. We also encourage internal referrals and postings for open roles.
Compensation and Benefits.
To attract and retain qualified employees, we offer competitive compensation and comprehensive benefits, which are designed to attract, reward, and engage top talent, which include, but are not limited to, the following:
•Standard health, dental, vision, life and disability insurance benefits and a 401(k) retirement savings plan with Company matching for our U.S. employees;
1 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

•Base Salary that compensates employees for the knowledge, skills, abilities, and experience they bring to their roles; performance-based cash incentives for technology and management roles that align pay with both individual performance as well as the Company's achievement of key financial goals; and Long-term incentives in the form of time-based (and where appropriate, performance based) RSUs that promote the creation of long-term stockholder value and align the incentives of employees in technology and management roles with the interests of stockholders;
•Employee Stock Purchase Plan for all eligible U.S. employees who work more than 20 hours per week that provides the opportunity for employees to invest in Groupon by purchasing shares of our common stock at a discount from the fair market value;
•Resources for working parents and their families including parental leave options, transition-back-to-work programs, adoption assistance, and more, and;
•Significantly expanded wellness programming, focused on the health and well-being of employees, to combat burnout and support the overall health of our employees. Our wellness program includes access to mental health support and services, Global Wellness Week, which is an entire week dedicated to personal wellness programming aimed at boosting all of our employees' mental, physical, nutritional, and financial well-being, as well as periodic digital detox days.
Emerging Employee Needs.
Since early 2020, our business has been significantly impacted by COVID-19. In response to the pandemic, we implemented changes in our workforce and how we work in response to the pandemic. For example, in response to employee needs and the evolving nature of work, we developed a more flexible, hybrid working approach designed to optimize collaboration across our global employee base and maintain the accountability and productivity of our performance culture. Our employees have begun to return to the workplace in 2022 utilizing our hybrid working design, and our global Human Resources team will continue to support the efforts for a smooth return to a safe working environment with the health and safety of our employees being a primary consideration. Additionally, in response to challenges created by the COVID-19 pandemic, we developed and launched a program on Building Resilience through Psychological Flexibility, which is available to all employees.
Diversity, Equity and Inclusion.
DEI is integrated into our business and we are building a resilient, engaged and energized team of collaborative people from all over the world who celebrate diversity. We consider it vital to attract, develop and retain employees from underrepresented groups and build a global team that reflects the diversity of the merchants and customers we serve and the communities in which we live and work. We believe that a global team of employees with diverse experiences, backgrounds, skills and perspectives will allow us to take a more innovative approach to problem solving and lead to better outcomes and higher productivity. Our company-wide DEI program includes a range of initiatives and programs that have the overarching goal of making our employees, merchants and customers feel seen and valued. In 2021, we completed the following:
•Implemented an analytics-based approach to provide data-driven insights and increase visibility as we aim to improve workforce diversity, identify inequities and reduce turnover;
•Re-launched and expanded our Employee Resource Groups;
•Enabled diverse merchant self-identification;
•Expanded DEI programming;
•Created and offered an inclusive leadership training program for employees; and
•Recognized, celebrated and supported multiple merchant-facing campaigns and employee-facing celebrations including Asian American Pacific Islander Month, Pride Month, Juneteenth, National Black Business Month, National Hispanic Heritage Awareness Month, Global Diversity Awareness Month and Women’s Small Business Month.
We plan to continue to build upon our existing initiatives to enable a thriving culture through a diverse workforce at a local level. Our global DEI vision and strategy are tied to the same operational goals as the rest of our organization, which help us design, lead and execute on a data-driven strategy, which we believe will ultimately lead to better business outcomes. We are making efforts to improve the representation and harness the diversity of our workforce - in particular, we are focused on increasing the number of women and people of color in leadership roles. Moving forward we plan to focus on the following:
•Collecting and measuring the right data to enable us to improve workforce diversity, identify inequities and reduce turnover;
•Increasing representation of underrepresented groups through the following:
◦Establishing more programs focused on the hiring and retention of members of underrepresented populations;
2 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

◦Sourcing and identifying a diverse range of applicants for all of the positions that we advertise, especially at Director and above levels, to specifically target our representation opportunities at more senior levels;
◦Building relationships with Historically Black Colleges and Universities and other organizations that serve underrepresented communities and populations to increase our pipeline of diverse candidates;
•Providing programming and tools that help our employees incorporate DEI strategies and goals into their annual performance goals;
•Offering workshops and other forums to allow our employees to become more culturally competent; and
•Creating new programming to build and champion our diverse merchant base.
Social Responsibility.
Social responsibility is important to us, and we empower our employees to take part in making the communities in which we operate better places to work and live. We believe thriving local communities are good for everyone. Further, our efforts in this area support the success of our core Local businesses. We provide numerous opportunities for our employees to volunteer with causes they care about throughout the year and support communities through investment in local and national nonprofits focused on global issues like economic opportunity and hunger relief. In 2021, we supported more than 4,000 small businesses and entrepreneurs globally through social responsibility programming and initiatives and more than 30% of our workforce engaged in community activities through the Groupon Volunteers program.
Election of Directors
As stockholders, you have the right to elect our Board. The Board is nominating eight nominees for election. Information to inform your vote is set forth below:
•Groupon Corporate Governance Principles & Highlights
•Board of Director Biographies
•How the Board is Selected and Evaluated
•How the Board is Organized and Governs
•How to Communicate with the Board
•Director Compensation
Groupon Corporate Governance Principles & Highlights
We believe our corporate governance practices promote the long-term interests of our stockholders, as well as maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. We regularly evaluate our corporate governance practices and policies in order to maintain a strong governance framework designed to meet these goals. In addition, our Nominating and Corporate Governance Committee ("Nominating Committee") periodically reviews evolving legal and regulatory developments and governance best practices to determine those that it believes will best serve the interests of our stockholders. More specifically, our Nominating Committee annually reviews our various corporate governance policies for compliance and to recommend any amendments to these policies in light of any such evolving legal and regulatory developments and governance best practices. Highlights of our corporate governance framework include:
Board of Directors
•88% of the Board of Directors are independent (7 of 8 directors)
•Directors have diverse experience, including e-commerce and technology, marketing and advertising, investment, finance and accounting, M&A, international and public company service
•Directors have diverse race/ethnicity and gender identity — 38% of our directors self identity as from racially/ethnically underrepresented groups and 38% of directors self identity as female
•Independent directors meet regularly without management present
•Audit, Compensation and Nominating Committees comprised entirely of independent directors
•Director stock ownership and holding guidelines
3 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

•In October 2021, we amended our Corporate Governance Guidelines to implement a "Rooney Rule" policy with respect to new director searches
Stockholder Voting
•Annual director elections; no classified board
•Single class of voting common stock
•Directors may be removed with or without cause
•No super-majority requirements to approve mergers or other business combinations or charter amendments
•Annual Say on Pay vote (86% "FOR" in 2021)
Audit & Risk Oversight
•Two members of the Audit Committee are audit committee financial experts under SEC rules
•Enterprise Risk Management program
4 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

BOARD OF DIRECTORS
Board of Directors Biographies
The Board is nominating eight nominees for election. Information about the professional backgrounds, qualification and other board memberships of our nominees is set forth below.

Theodore Leonsis Chairman of the Board Independent Director Chair, Nominating Committee Member, Executive Committee Member, Audit Committee
Experience
•Groupon Director (2009-present); Chairman of the Board (2020-present); Lead Independent Director (2015-2019); Chairman of the Board (2013-2015); Office of the Chief Executive (2013); Vice Chairman (2011-2013)
•Chairman and Chief Executive Officer of Monumental Sports & Entertainment, LLC, a sports and entertainment company that owns the NBA’s Washington Wizards, the NHL’s Washington Capitals, the WNBA’s Washington Mystics and the Capital One Arena in Washington, D.C. (2009-present)
•Mr. Leonsis served as Vice Chairman Emeritus at AOL, LLC, and in a number of executive positions including Vice Chairman and President, AOL Audience Business (1993-2006)
•Co-founder and partner, Revolution Growth Fund II, a private investment firm
•Director, American Express Co. (NYSE: AXP)
•Director of several private internet and technology companies and charitable organizations
Other
•National Museum of African American History and Culture, Member of Museum Council

Skills & Qualifications
•Technology / E-commerce
•Marketing / Advertising
•International
•Audit / Finance
Mr. Leonsis brings to the Board in-depth experience in digital businesses and innovative approaches, as well as expertise in identifying business opportunities and driving new strategies based on changing technologies, social media and the Internet.

5 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Kedar Deshpande Director and Chief Executive Officer
Experience
•Groupon Director (2021-present) and Chief Executive Officer (2021-present)
•Mr. Deshpande spent more than 10 years (2011-2021) at Zappos.com ("Zappos"), where he most recently served as the Chief Executive Officer (2020-2021). Throughout his tenure, he held various senior leadership positions across Zappos' Marketing, Product, Tech and Service functions and served as Zappos’ Chief Operating Officer (2019-2020). Prior to that, Mr. Deshpande was a software engineer at General Electric.

Skills & Qualifications
•Technology / E-commerce
•Marketing / Advertising
Mr. Deshpande brings to the Board significant e-commerce leadership experience gained from leadership positions in technology, marketing and operations at Zappos.

6 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Peter Barris Independent Director Chair, Compensation Committee
Experience
•Groupon Director since 2008 (originally appointed to the Board pursuant to a general voting agreement, which terminated as a result of our initial public offering)
•New Enterprise Associates, a global venture capital fund investing in technology and healthcare, Chairman (2017-current); General Partner (2017-2019); Managing General Partner (1999-2017)
•Director, Sprout Social, Inc. (NASDAQ: SPT)
•Director, Berkshire Grey, Inc. (NASDAQ: BGRY)
•Director, NextNav Inc. (NASDAQ: NN)
•Director of several private internet and technology companies and charitable organizations
Other
•Northwestern University, Vice Chairman of the Board of Trustees
•Tuck School Private Equity and Entrepreneur Center, Member of the Board of Directors

Skills & Qualifications
•Technology / E-commerce
•International
•Audit / Finance
Mr. Barris brings to the Board sophisticated knowledge of information technology companies that includes investments in more than 25 information technology companies that have completed initial public offerings or successful mergers as well as experience serving as a director of several public companies.

Robert Bass Independent Director Chair, Audit Committee Member, Compensation Committee
Experience
•Groupon Director since 2012
•Deloitte & Touche LLP, a global firm providing audit, consulting, tax and advisory services; Vice Chairman (2006-2012); Partner (1982-2012); specializing in e-commerce, mergers and acquisitions, SEC filings and related issues
•Director and chairman of the audit committee of Redfin Corporation (NASDAQ: RDFN)
•Director and chairman of the audit committee of Apex Tool Group, LLC
•Trustee and chairman of the audit committee of Blackstone GSO Secured Lending Fund
•Director of Bowlero Corp. (NYSE: BOWL)
•Former Director and chairman of the risk and audit committee, Sims Metal Management (ASX: SGM.AX) (2013-2018)
•Former director and chairman of the audit committee of NewPage Corporation (2013-2015)
Other
•Certified public accountant licensed in New York and Connecticut
•Member of the American Institute of Certified Public Accountants and the Connecticut State Society of Certified Public Accountants
Skills & Qualifications
•Technology / E-commerce
•International
•Audit / Finance
Mr. Bass brings to the Board a wealth of experience and knowledge of public company financial reporting and accounting, including with respect to companies in the e-commerce sector, and his experience at the highest levels of a Big Four accounting firm is an invaluable resource to the Board in its oversight of the Company’s financial statements and SEC filings.

7 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Eric Lefkofsky Independent Director Chair, Executive Committee
Experience
•Groupon co-founder; Chairman of the Board (2015-2020); Director and Chief Executive Officer (2013-2015); Office of the Chief Executive (2013); Executive Chairman (2008-2013)
•Founder and CEO at Tempus, a leading provider of technology-enabled precision medicine solutions
•Co-founder and co-managing partner of Lightbank, LLC, a private investment firm specializing in information technology companies
•Co-founder of Echo Global Logistics, Inc. (formerly NASDAQ: ECHO), a technology-enabled transportation and logistics outsourcing firm
•Co-founder of InnerWorkings, Inc. (formerly NASDAQ:INWK), a global provider of managed print and promotional solutions. Early investor in Uptake Technologies, a predictive analytics platform
Other
•Steppenwolf Theatre, Chicago, Chairman of the Board of Trustees
•Art Institute of Chicago, Trustee
•Museum of Science and Industry, Chicago, Trustee
•World Business Chicago, Member of the Board of Directors
•University of Chicago Booth School of Business, Adjunct Professor
Skills & Qualifications
•Technology / E-commerce
•Marketing / Advertising
•Public Company CEO
•International
•Audit / Finance
Mr. Lefkofsky brings to the Board an in-depth knowledge and understanding of the Company's business and operations, as one of its founders and former Chief Executive Officer, as well as expertise gained through experience as a leading entrepreneur and innovator in the technology industry.

8 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Valerie Mosley Independent Director Member, Audit Committee Member, Nominating Committee
Experience
•Groupon Director since April 2020
•Founder, Chairwoman and Chief Executive Officer of Valmo Ventures, LLC, a Massachusetts-based advisory and investment firm (2011-present)
•Founder, WorthWealth (d/b/a BrightUp), a technology platform focused on financial wellness
•20-year career as partner, senior vice president and investment strategist at Wellington Management Company, LLP
•Director, Envestnet, Inc. (NYSE:ENV) and DraftKings Inc. (NASDAQ:DKNG)
•Trustee, Eaton Vance Mutual Fund Family
•Former Director, Dynex Capital, Inc. (NYSE:DX)
•Former Director, Progress Investment Management Company

Other
•Senior Advisor, MIDA
•Board Member, New Profit

Skills & Qualifications
•Public Investment / Portfolio Management
•Audit / Finance
Ms. Mosley brings to the Board in-depth experience in investment management and strategy, as well as experience serving as a director of several public companies. In addition, her experience on other boards gives her insight into corporate governance and operational best practices.

Helen Vaid Independent Director Member, Compensation Committee
     Experience
•Groupon Director since April 2020
•Chief Executive Officer, Foundry Brands (2021-current)
•Global Chief Customer Officer at Pizza Hut, a subsidiary of Yum! Brands, Inc. (2016-2021)
•Vice President, Digital Store Operations & Experience (2015-2016) and Vice President, Customer Experience, Web & Mobile (2013-2015) at Wal-Mart

Skills & Qualifications
•Technology / E-commerce
•Marketing /Advertising
•International
Ms. Vaid brings to the Board significant expertise in digital and technology systems and consumer products, with more than 20 years of extensive marketing, E-commerce brand management and leadership experience. Her knowledge of direct-to-consumer e-commerce is a valuable resource for our Board.

9 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Deborah Wahl Independent Director Member, Nominating Committee
Experience
•Groupon Director since 2017
•Chief Marketing Officer of General Motors Company (NYSE: GM) (2019-present); Chief Marketing Officer of Cadillac, a brand of General Motors Company (2018-present)
•Chief Marketing Officer of McDonald’s Corporation (NYSE: MCD) (2014-2017)
•Chief Marketing Officer of PulteGroup, Inc. (NYSE: PHM), a homebuilding company (2009-2014)
•Marketing leadership roles at Chrysler LLC, Toyota Motor Corporation (NYSE: TM), and Ford Motor Company (NYSE: F)
•Former Director, media software company Mediaocean (2017-2020)

Other
•Vice Chair, Association of National Advertisers

Skills & Qualifications
•Technology / E-commerce
•Marketing / Advertising
•International
Ms. Wahl brings to the Board substantial experience in brand and consumer marketing gained from chief marketing officer and other leadership positions at several public companies.

Director Nominee Qualifications and Experience
The chart below identifies certain skills and qualifications our director nominees bring to the Board, based on areas we believe are important to our success. We believe the combination of the skills and qualifications shown below demonstrates how our Board is well positioned to provide effective oversight and strategic advice to our management. We believe the categories of skills and qualifications highlighted below are particularly relevant to the oversight of our global e-commerce business. The skills and qualifications of our individual directors are described in greater detail above.
Skills & Experience

Audit / Finance	■■■■■
Public Investment / Portfolio Management	■
International	■■■■■■
Public Company CFO / CEO	■
Marketing / Advertising	■■■■■
Technology / E-Commerce	■■■■■■■

10 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Board Diversity Matrix
The table below provides certain information with respect to the composition of the Board. Each of the categories listed in the table has the meaning ascribed to it in NASDAQ Listing Rule 5605(f).

Board Diversity Matrix (as of April 27, 2022)
Total Number of Directors:	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
African American or Black	1
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

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BOARD SELECTION AND EVALUATION
Director Independence
Our Corporate Governance Guidelines provide that a majority of our directors will be independent, based on the listing standards of NASDAQ as well as the Board's determination that the director does not have a relationship with Groupon management that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out director responsibilities.
Based on the review and recommendation by the Nominating Committee, the Board analyzed the independence of each current director and each director who served on the Board during 2021 and determined that Messrs. Angelakis, Barris, Bass, Lefkofsky and Leonsis, and Mses. Mosley, Vaid and Wahl meet the standards of independence under our Corporate Governance Guidelines and applicable NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment. Our Board determined that Mr. Kedar Deshpande, our Chief Executive Officer ("CEO"), is not an independent director.
In particular, in making its determinations with respect to director independence, the Board considered Mr. Lefkofsky's status as a co-founder and significant stockholder of the Company, as well as his service to the Company in the Office of the Chief Executive from February 2013 to August 2013, and CEO from August 2013 to November 2015. Under applicable NASDAQ rules, Mr. Lefkofsky may be considered independent if the Board concludes that his relationship with the Company, including his former employment as an executive officer, would not interfere with his exercise of independent judgment in carrying out his responsibilities as director. After considering that Mr. Lefkofsky had not served as an executive officer or employee of the Company during the past six years and the other factors set forth above, the Board concluded that Mr. Lefkofsky is an independent director in accordance with the applicable NASDAQ rules.
Procedures for Nominating Directors; Board Composition
The Nominating Committee reviews with the Board the appropriate set of characteristics, skills and experiences for the Board as a whole, with the objective of having a Board that can best help drive the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. In evaluating its overall composition, our Board and Nominating Committee take into account many factors, including: general understanding of marketing, finance and other disciplines relevant to the Company's industry or the success of a large publicly traded company in today’s business environment; operational and senior leadership experience; needs and strategy of the Company relative to the overall composition of our Board; understanding of our business and technology; independence; and diversity of background, skills and experience. The Nominating Committee regularly engages in ongoing board composition planning to assure that our Board continues to maintain an appropriate mix of skills and experiences to provide fresh perspectives and effective oversight and guidance to management, while leveraging the institutional knowledge and historical perspective of our longer-tenured directors. The Nominating Committee and Board will instruct any third-party search firm they engage to include, qualified candidates with diversity of race, ethnicity and gender in the initial pool from which the Nominating Committee will review candidates.

The Nominating Committee reviews the skills and qualifications of each candidate for nomination to the Board. The Nominating Committee considers candidates that are suggested by members of the Board, as well as management, our stockholders and any director search firm retained by the Board or the Nominating Committee. In evaluating a candidate, the Nominating Committee considers, among other things: educational and professional background; personal accomplishments; potential conflicts of interest; whether he or she also brings specific skills or expertise in areas that the Board has identified as desired; and whether he or she possesses personal attributes and diverse experiences that will contribute to the effective functioning of the Board as a whole. In addition, characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board.
In the past several years, we have made a number of changes to our Board, including adding Kedar Deshpande, our CEO, in December 2021 and adding Valerie Mosley and Helen Vaid as independent directors in April 2020, bringing significant strategic, operational, advertising, technology, investment and consumer marketing experience as well as additional gender diversity to our Board.
The Nominating Committee assesses the effectiveness of its efforts to maintain an effective Board through the Board self-evaluation process and in the course of its regular responsibilities, which include annually:
•reporting to our Board on the performance and effectiveness of the Board;
•presenting to our Board individuals recommended for election to the Board at the annual stockholders meeting; and
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•obtaining or performing an assessment of the Committee’s own performance.
The Nominating Committee will consider stockholders' recommendations for candidates for the Board using the same criteria described above. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate's willingness to serve if elected, and evidence of the nominating stockholder's ownership of Company stock should be sent to the attention of Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. A stockholder who wishes to formally nominate a candidate must follow the procedures described in Section 2.4 of our Bylaws.

13 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

HOW THE BOARD IS
ORGANIZED AND GOVERNS
Board and Executive Leadership
The Board does not have a policy as to whether the Chairman should be an independent director or a member of management. At this time, Mr. Leonsis, an independent director, serves as Chairman of the Board, a role he has held since June 2020.
Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while enabling the Chairman to facilitate our Board's oversight of management, promote communication among management, our Board, and our independent directors, and support our Board’s consideration of key governance and risk oversight matters. The Board believes its programs for overseeing risk, as described below under "Risk Oversight," would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.
Risk Oversight
Our Board of Directors, either directly or through its committees, exercises oversight of strategic risks to the Company, including operational, financial, compliance, legal, strategic, reputational, governance and succession planning. Key features of our risk oversight practices include:
•Management periodically reports on areas of potential risk to our Board or the relevant committee, which provides guidance, as appropriate, on risk tolerance, assessment and mitigation.
•The Audit Committee reviews and assesses the Company's processes to manage business, financial and related reporting, and compliance risks. It also reviews the Company's policies for risk assessment, risk management and assesses the steps management has taken to control significant risks.
•The Audit Committee oversees risks pertaining to cybersecurity. Protecting our systems, networks, data and confidential information is a priority at Groupon. As part of our cybersecurity program we employ security practices to protect and maintain the systems located at our data centers and hosting providers (including as we migrate our public-facing websites and applications and our back-end business intelligence systems to the cloud), invest in intrusion and anomaly detection tools and engage third-party security firms to test the security of our websites and systems. Specifically, we leverage industry best practices to identify and mitigate data security risks. In addition, we regularly evaluate and assess our systems and the controls, processes and practices to protect those systems and also conduct penetration testing against our own systems. Our Chief Information Security Officer, who reports directly to our Chief Administrative Officer and General Counsel and leads the team responsible for our cybersecurity program, strategy, policies and practices, regularly reports to the Audit Committee on the state of our cybersecurity program and provides updates on cybersecurity matters. In addition, we typically conduct an annual cybersecurity review with our Board of Directors.
•The Compensation Committee oversees risks relating to compensation programs and policies to ensure that our compensation programs do not encourage unnecessary risk-taking.
•The Nominating Committee oversees risks relating to our governance structure.
•The Executive Committee oversees risks relating to our actions in response to the impact of the COVID-19 global pandemic and provides guidance relating to our CEO transition, including our strategy development and execution.
•Each committee charged with risk oversight reports to the Board on such matters.
Corporate Governance Guidelines and Committee Charters
Our Corporate Governance Guidelines and the charters of the Audit Committee, the Compensation Committee and the Nominating Committee describe our governance framework. The Corporate Governance Guidelines and committee charters are intended to ensure our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. Our Corporate Governance Guidelines also are intended to align the interests of directors and management with those of our stockholders, and comply with or exceed the requirements of NASDAQ and applicable law. They establish the practices our Board follows with respect to such issues as:
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•Board composition and member selection;
•Board meetings and involvement of senior management;
•CEO performance evaluation;
•Management succession planning;
•Board committees; and
•Director compensation.
Pursuant to the Corporate Governance Guidelines, the Board conducts self-evaluations to annually assess its adherence to the Corporate Governance Guidelines and committee charters and to identify opportunities to improve Board performance. The Board regularly reviews our Corporate Governance Guidelines and committee charters and updates them as necessary to reflect changes in regulatory requirements and evolving oversight practices.
Meetings and Meeting Attendance
Our Board holds regularly scheduled quarterly meetings and also holds special meetings or acts by unanimous written consent as necessary. Our Board met eight times during 2021.
All of our directors, who served as a director for the entirety of 2021, attended 75% or more of the aggregate of all Board meetings and meetings of the committees on which they served during the last fiscal year. We do not maintain a formal policy regarding director attendance at stockholder meetings. None of our directors attended the 2021 Annual Meeting.
Board Committees
Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The Board also established an Executive Committee in March 2020. Each committee is comprised entirely of independent directors, and each of the Audit Committee, Compensation Committee and Nominating Committee operates pursuant to a written charter. The table below provides the membership for each of the Board committees.

Director	Audit (1)	Compensation	Nominating	Executive
Peter Barris		Chair
Robert Bass	Chair	■
Eric Lefkofsky				Chair
Ted Leonsis	■		Chair	■
Valerie Mosley	■		■
Helen Vaid		■
Deborah Wahl			■
Kedar Deshpande
(1) Michael Angelakis resigned from the Board in May, 2021, and was replaced by Ted Leonsis on the Audit Committee.
Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.
Audit Committee
The Audit Committee assists our Board in overseeing the quality and integrity of our accounting, auditing and reporting practices. The Committee’s role includes:
•overseeing the work of our accounting function and internal controls over financial reporting;
•overseeing internal audit processes;
•inquiring about significant risks, reviewing our policies for risk assessment and risk management, including cybersecurity risks, and assessing the steps management has taken to control these risks; and
•reviewing compliance with significant applicable legal and regulatory requirements.
The Audit Committee is responsible for the appointment, compensation, retention, review and oversight of the independent registered public accounting firm engaged to issue audit reports on our consolidated financial statements and internal control over financial
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reporting. The Committee relies on the expertise and knowledge of management and the independent registered public accounting firm in carrying out its oversight responsibilities. The Audit Committee Charter describes the Committee’s specific responsibilities. The Board has determined that each Committee member (including any director who served as a member during any portion of 2021) has sufficient knowledge in financial and auditing matters to serve on the Committee and that each of Robert Bass and Ted Leonsis is an "audit committee financial expert" as defined by SEC rules.
The Audit Committee met six times in 2021.
Compensation Committee
The primary responsibilities of the Compensation Committee are to:
•assist our Board in establishing the annual goals and objectives relevant to the compensation of the CEO;
•evaluate and approve the compensation of the CEO;
•oversee compensation of directors;
•evaluate and approve the compensation of the Company’s other executive officers;
•oversee and advise our Board on the adoption of policies that govern executive officer compensation programs and other compensation-related polices;
•oversee plans for executive officer development and succession;
•oversee administration of our equity and incentive plans, policies, practices, and programs; and
•authorize grants of equity compensation awards under our stock plan.
As permitted by law and pursuant to the terms of the Groupon, Inc. 2011 Incentive Plan, as amended (the "2011 Incentive Plan") the Committee may delegate to certain persons, including the CEO, the authority to make equity compensation grants to employees who are not executive officers.
Our CEO and senior members of our Human Resources department, including our Chief People Officer, and Senior Director, Compensation and Benefits, are responsible for providing recommendations to the Compensation Committee regarding our executive compensation program. None of our executives participates in Compensation Committee deliberations relating to his or her own compensation. To evaluate each senior officer’s overall compensation, the Compensation Committee reviews total direct and indirect compensation details prepared by management and other information deemed appropriate and advisable by the Compensation Committee.
The Compensation Committee Charter describes the specific responsibilities and functions of the Compensation Committee. See "Compensation Discussion & Analysis" for more information about the Committee’s role and responsibilities.
The Compensation Committee met six times in 2021.
Nominating Committee
The principal responsibilities of the Nominating Committee are to:
•determine and recommend director nominees for election to our Board;
•identify and recommend candidates to fill director vacancies occurring between annual stockholder meetings;
•review the composition of Board committees;
•annually evaluate the performance and effectiveness of the Board; and
•monitor adherence to, review, and recommend changes to our Corporate Governance Guidelines and other related corporate governance policies.
The Nominating Committee Charter describes the specific responsibilities and functions of the Committee.
The Nominating Committee met four times in 2021.

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Executive Committee
In March 2020, our Board established an Executive Committee to facilitate Board oversight and actions in response to the impact of COVID-19 on our business and oversee our Interim Chief Executive Officer and management in the development and execution of our strategy in light of a rapidly changing environment. After the Board appointed Kedar Deshpande as the Company's permanent CEO in December 2021, the Executive Committee assisted in the CEO transition as well as continued its oversight of our strategy development and execution. The Executive Committee may, to the fullest extent permitted by applicable law, exercise all the powers and authority of the Board in the management of the business and affairs of our Company.

17 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

HOW TO COMMUNICATE
WITH THE BOARD
Stockholder Engagement
We recognize the value of stockholder feedback, and our relationship with our stockholders is an integral part of our corporate governance practices. We maintain active, year-round engagement and meet regularly with our stockholders to engage on issues that are important to our stockholders and to understand their perspectives on a variety of matters, including executive compensation, corporate governance matters, corporate strategy and financial performance.
As part of our corporate governance engagement strategy, we have also implemented a more targeted engagement program to better understand stockholder views on our executive compensation program, environmental, social and governance ("ESG") matters and corporate governance policies and practices ahead of our Annual Meeting. This year, we reached out to our largest stockholders and spoke with several of them as a result of this outreach. During these stockholder engagement meetings, we discussed a variety of matters, including our corporate governance practices and policies, elements and structure of our executive and CEO compensation policies and stockholder's consideration of ESG matters. We intend to continue the dialogue with our stockholders on these matters and provide updates on future developments in these areas. We have taken into account the input and feedback of our stockholders in recent years in making changes to our executive compensation program. Based in part on stockholder feedback, we also have continued to revise our disclosure over the past several years in order to improve its effectiveness, including increasing proxy statement disclosure regarding our director skills and qualifications, Board risk management (including relating to cybersecurity) and executive compensation program, enhancing the design of our proxy statement and updating our corporate website disclosure.
In addition to the annual engagement described above, we also communicate with our stockholders through a number of routine forums, including quarterly earnings calls, SEC filings, our annual report and proxy statement, our annual meeting of stockholders, investor meetings and conferences and our Investor Relations site. As appropriate, we relay stockholder feedback and trends on corporate governance developments to our Board and its committees and work with them to both enhance our governance practices and strengthen our disclosures.
We expect to continue our stockholder engagement program in 2022 to further enhance and deepen our relationship with our stockholders with respect to corporate governance, ESG, executive compensation and other issues of interest to our stockholders.
Investor Relations Website
If you would like additional information about our corporate governance practices, you may view the following documents at investor.groupon.com:
•Audit Committee Charter
•Compensation Committee Charter
•Nominating Committee Charter
•Corporate Governance Guidelines
•Code of Conduct
We will provide any of the foregoing information without charge upon written request to the Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. In addition, stockholders and other interested parties may communicate with any of our directors, including our independent directors or the directors as a group, by writing to the Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. The Corporate Secretary will forward relevant communications to the appropriate directors depending on the facts and circumstances outlined in the communication.

18 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

DIRECTOR COMPENSATION
We offer an annual cash and equity compensation program for our non-employee directors under our Non-Employee Directors’ Compensation Plan (a sub-plan of the 2011 Incentive Plan) (the "Director Compensation Plan").
Components of Director Compensation
The following table provides a summary of the components of the Director Compensation Plan:

	Cash Retainer ($)	RSU Award ($)	Total ($)
Board Member	75,000	175,000	250,000
Audit Chair	10,000	20,000	30,000
Audit Member (non-chair)	10,000	—	10,000
Compensation Chair	6,667	13,333	20,000
Compensation Member (non-chair)	5,000	—	5,000
Nominating & Governance Chair	5,000	10,000	15,000
Nominating & Governance Member (non-chair)	5,000	—	5,000
Under the Director Compensation Plan each non-employee director can elect to defer 100% of the annual cash retainer and 100% of the additional annual committee chair or member cash retainer into an award of deferred stock units. The number of deferred stock units to be awarded is determined by dividing the amount of the cash retainer to be exchanged by the fair market value of a share of common stock as of the date on which the cash retainer would otherwise have been paid. Deferred stock units are fully vested upon issuance and will be distributed following a non-employee director's separation from service. Distributions are made in a single distribution in the form of shares.
Each non-employee director receives an annual grant of restricted stock units ("RSUs") on the date of our annual meeting of stockholders, which vests 100% on the first anniversary of the annual meeting of the stockholders as long as the non-employee director remains on the Board on the vesting date. The number of RSUs granted is determined by dividing the dollar amount of the grant by the fair market value of a share of our common stock on the date of grant. Beginning with awards granted in 2019, a non-employee director may defer receipt of vested RSUs until his or her separation from service.
In the event a newly-elected or appointed non-employee director becomes an eligible participant under the Director Compensation Plan following the date of the annual meeting of stockholders but during the same calendar year as the annual meeting of stockholders, the Board may, in its sole discretion, grant such non-employee director a pro-rated RSU award with respect to his or her service during the remainder of the year.
The Company also pays or reimburses non-employee directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or Company business meetings.
In October 2021, the Director Compensation Plan was revised to (1) add a cash retainer of $16,667 and an annual RSU award of $33,333 for the role of Non-Executive Board Chair and (2) increase the Audit Chair cash retainer to $13,333 and Audit Chair annual RSU award to $26,667, in each case effective January 1, 2022.
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2021 Director Compensation
The following table sets forth the actual compensation paid to non-employee directors under the Director Compensation Plan for the fiscal year ended December 31, 2021. Mr. Deshpande did not receive any additional compensation for his services as a director of the Company during 2021.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Deborah Wahl	80,000	175,000	—	255,000
Eric Lefkofsky	75,000	175,000	—	250,000
Michael Angelakis (4)	42,500	—	—	42,500
Peter Barris	81,667	188,333	—	270,000
Robert Bass	90,000	195,000	—	285,000
Ted Leonsis (5)	85,000	185,000	—	270,000
Helen Vaid	80,000	175,000	—	255,000
Valerie Mosley	90,000	175,000	—	265,000
(1)This column represents the amount of cash compensation earned in 2021 for Board and committee service. The following non-employee directors deferred cash compensation earned in 2021 into deferred stock units under the Director Compensation Plan and as shown in the table below.

Name	2021 Cash Fee Deferred ($)	Shares in Deferred Account Attributed to 2021 Cash Fees (#)
Deborah Wahl	80,000	2,443
Eric Lefkofsky	75,000	2,290
Peter Barris	81,667	2,493

(2)On June 15, 2021, we granted each of our non-employee directors 4,039 RSUs, the Nominating Committee Chairman an additional 231 RSUs, the Compensation Committee Chairman an additional 307 RSUs, and our Audit Committee Chairman an additional 461 RSUs pursuant to the Director Compensation Plan. 100% of the RSUs will vest on June 15, 2022. The following non-employee directors elected to defer their stock awards:

Name	2021 Stock Awards ($)	Shares in Deferred Account Attributed to 2021 Stock Awards (#)
Deborah Wahl	175,000	4,039
Valerie Mosley	175,000	4,039

(3)As of December 31, 2021, each non-employee director had the following aggregate number of stock awards outstanding

Name	Number of Outstanding RSUs
Deborah Wahl	4,039
Eric Lefkofsky	4,039
Michael Angelakis (4)	—
Peter Barris	4,346
Robert Bass	4,500
Ted Leonsis	4,270
Helen Vaid	4,039
Valerie Mosley	4,039

(4)Michael Angelakis' service as a director terminated on May 14, 2021. In connection with his termination of service, Mr. Angelakis' vesting was accelerated on 4,859 of his RSUs (which represents his 2020 stock awards as he had participated in all relevant board meetings within the vesting period). His earned cash fees of $42,500 represent the Q1 and Q2 portion of his cash retainer.
(5)Ted Leonsis served as a member of the Audit Committee during the two quarters in 2021 (and therefore his Audit Member cash retainer was $5,000).
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Director Stock Ownership Guidelines and Stock Holding Requirements
We maintain stock ownership guidelines that require each non-employee director to beneficially own Company common stock, as follows:

Ownership and Holding Guidelines	Measurement Requirements	2021 Compliance
• Common stock with a value of at least 3X the director’s annual cash retainer
• Meet ownership requirement by the later of April 1, 2022, or 5 years after initial election
• A director must retain 50% of net shares acquired upon the vesting of equity awards until the director meets the ownership requirements
	The following shares count towards compliance: • Shares owned outright and beneficially • Shares equal to the number of deferred stock units credited under our Director Compensation Plan • Unvested RSUs	• All directors were in compliance with the guidelines as of December 31, 2021 • Compliance is measured annually as of December 31st

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COMPENSATION DISCUSSION
& ANALYSIS
This Compensation Discussion and Analysis provides information regarding the 2021 compensation program for each person who served as our principal executive officer during 2021, each person who served as our principal financial officer during 2021, and our one other executive officer serving at fiscal year-end (our “Named Executive Officers”). For 2021, our Named Executive Officers were:
•Kedar Deshpande, our Chief Executive Officer, effective December 10, 2021;
•Damien Schmitz, our Interim Chief Financial Officer (our "Interim CFO"), effective November 5, 2021;
•Dane Drobny, our Chief Administrative Officer, General Counsel, and Corporate Secretary (Mr. Drobny, together with Mr. Deshpande and Mr. Schmitz are referred to herein as the "incumbent Named Executive Officers");
•Aaron Cooper, our former Interim Chief Executive Officer until December 10, 2021; and
•Melissa Thomas, our former Chief Financial Officer until November 4, 2021.
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2021 and provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. In addition, it analyzes how and why the Compensation Committee of our Board of Directors (the “Compensation Committee”) arrived at the specific compensation decisions for our Named Executive Officers in 2021 and discusses the key factors that the Compensation Committee considered in determining their compensation.

2021 Business Summary and Financial Results
Groupon is a global, scaled two-sided marketplace that connects consumers to merchants. Consumers access our marketplace through our mobile applications and our websites, which are primarily localized groupon.com sites in many countries. We operate in two segments, North America and International, and in three categories, Local, Goods and Travel.
Since March 2020, the COVID-19 pandemic has led to a significant disruption in our business due to changes in consumer behavior and impacts on our merchants. Recovery from the COVID-19 pandemic has been and could continue to be volatile and prolonged given the unprecedented and continuously evolving nature of the situation and the emergence and spread of new variants. Despite the ongoing challenges and volatility resulting from the impact of COVID-19, we continue to position our business for recovery and future growth.
In addition, during 2021, we experienced significant changes to our senior leadership team, as further described below under “2021 Management Changes.”
2021 Financial Results
Our financial results as of and for the year ended December 31, 2021 are set forth below:

Gross Profit	Income from Continuing Operations	Adjusted EBITDA (1)	Operating Cash Flow
$737 million	$120 million	$143 million	$(124) million
(1)Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is a non-GAAP financial measure. Please see "Appendix A - Adjusted EBITDA Information and Reconciliation" for more information.

2021 Executive Compensation Highlights
The ongoing impacts of COVID-19 on our business and further changes in our management team have continued to affect our approach to executive compensation in 2021. In particular, the disruption to our business and ongoing volatility throughout the year increased the Board’s and Compensation Committee’s focus on stabilizing the Company. In addition, market uncertainties caused by the continuously evolving nature of COVID-19 variants and resulting volatility in financial performance, created challenges for establishing meaningful and motivating performance goals applicable to our incentive compensation programs. In determining 2021 executive compensation, the Compensation Committee balanced the goals of retention and incentivizing performance.
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Key decisions and aspects of our 2021 executive compensation program for our Named Executive Officers are summarized below:
•Base salaries remained or were set at levels commensurate with the executives’ roles and responsibilities.
•The 2021 performance-based bonus was split into two semi-annual performance periods due to challenges in setting meaningful and motivating full-year targets for the plan performance measures, with payment opportunities in August 2021 and April 2022 to be capped at 150% of each respective target amount related to each of the two measurement periods. For the first half of 2021, achievement of the bonus was based on our Adjusted EBITDA results. We achieved Adjusted EBITDA of $71.3 million vs. a maximum goal of $57.2 million, and bonuses were earned at 150% of target levels. For the second half of 2021, achievement of the bonus was based on the discretion of the Compensation Committee, and the bonus funding was approved at 40% of target levels.
•Time-based equity awards for 2021 were in the form of RSUs, including a retention award granted to one Named Executive Officer, Mr. Drobny.
•Performance-based equity awards for 2021 were communicated to our then Named Executive Officers in February of 2021 in the form of PSUs. However, in light of the difficulty in establishing meaningful and measurable PSU performance metrics for these awards (that differed from the metric already approved for the performance-based bonus plan), these awards were instead granted as time-based RSUs in April 2021 or May 2021, as applicable (with the number of RSUs based on the target level of the previously communicated PSUs).

Each of these 2021 compensation elements is discussed in more detail below in “-Elements of Executive Compensation.”

2021 Management Changes
As previously disclosed, effective November 5, 2021, our Board of Directors appointed Mr. Schmitz as our Interim Chief Financial Officer. As of November 4, 2021, Ms. Thomas ceased serving as our Chief Financial Officer.
In addition, on December 1, 2021, we announced that Mr. Deshpande would be our new Chief Executive Officer, effective December 10, 2021. As of December 10, 2021, Mr. Cooper ceased serving as our Interim Chief Executive Officer.
Compensation-Related Policies and Practices
Our executive compensation program reflects our compensation philosophy by incorporating certain compensation-related policies and practices while avoiding other more problematic or controversial policies and practices, as follows:
What We Do
•Maintain an independent Compensation Committee
•Retain an independent compensation consultant, which reports directly to the Compensation Committee and provides no other material services to us
•Conduct an annual executive compensation review and compare our program against the competitive market and best practices
•Establish measurable performance objectives and maximum award levels under our PSU program, if applicable
•Vest annual equity awards over multi-year periods, consistent with current market practice and our retention objectives
•Conduct an annual stockholder advisory (non-binding) vote on Named Executive Officer compensation
•Regularly engage with our stockholders to get their perspectives on executive compensation and corporate governance matters
•Conduct an annual risk assessment of our compensation programs
•Maintain significant stock ownership and stock holding requirements for our executive officers
•Require our executive officers to pre-clear all stock trades (other than pursuant to an approved Exchange Act Rule 10b5-1 trading plan) even during an open window period
•Review the risks associated with key executive officer positions to ensure adequate succession plans are in place
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What We Don’t Do
•Offer pension arrangements, supplemental retirement plans or non-qualified deferred compensation arrangements to our executive officers
•Offer enhanced health and welfare benefits programs to our executive officers that are above and beyond those offered to our regular employees
•Provide excessive perquisites or other personal benefits to our executive officers
•Provide any tax reimbursement payments (including "gross-ups") on any severance or change-in-control payments or benefits
•Permit our employees (including our executive officers) and directors to hedge our equity securities
•Permit our employees (including our executive officers) and directors to pledge our equity securities, subject to limited exceptions
•Pay dividends or dividend equivalents on unvested or unearned equity awards
•Permit the repricing of stock options without stockholder approval
Clawback Policy
In October 2021, the Compensation Committee approved a compensation recovery policy that is generally consistent with current market practices, which took effect on January 1, 2022. The policy covers all current and former Section 16 Officers, our Chief Revenue Officer, Chief Commercial Officer, and such other executives as may be specified by the Compensation Committee. The policy allows for the recovery of any excess performance-based cash and equity compensation awarded to covered executives in the event of the executive's misconduct that contributes to noncompliance with any financial reporting requirement under the U.S. federal securities law that results in an accounting restatement. The policy covers a three-year period preceding the date on which the Company is required to prepare an accounting restatement. The look-back period is not retroactive for compensation awarded prior to the policy's January 1, 2022 effective date.
Stockholder Advisory Vote on Named Executive Officer Compensation
We conduct an annual stockholder advisory (non-binding) vote on named executive officer compensation (a “Say-on-Pay” vote) to ensure that stockholder input informs our compensation philosophy and decisions. At our 2021 Annual Meeting of Stockholders, approximately 86% of the shares entitled to vote on our “Say-on-Pay” proposal at the meeting approved the compensation of our named executive officers as disclosed in our 2021 definitive proxy statement. As the Compensation Committee reviewed our executive compensation policies and practices since this Say-on-Pay vote and made its compensation decisions for 2021 in a very challenging environment, it has been mindful of the level of support our stockholders have expressed for our approach to executive compensation and also considered feedback from our stockholder engagement efforts but did not make any changes to the compensation program as a direct result of this vote.
The Compensation Committee recognizes that pay practices continue to evolve, and as a result, it continues to refine our executive compensation policies and practices in its ongoing effort to ensure our executive compensation program supports our compensation philosophy and objectives, as well as our overall corporate goals and values.
We believe in the importance of engaging with and listening to our stockholders. As part of our ongoing efforts, over the past five years, we have enhanced our executive compensation program and corporate governance policies and practices based, in part, on the feedback we have received from our stockholders. In particular, over the past several years, we have conducted stockholder outreach to discuss our executive compensation program, among other things, with our significant stockholders. For additional information, see “How to Communicate with the Board – Stockholder Engagement.”
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Compensation Philosophy
Our philosophy is to establish and maintain an executive compensation program that attracts proven, talented leaders who possess the skills and experience necessary to achieve our financial, operational and strategic goals, while materially adding to our long-term value without creating excessive risk to the organization. We seek to structure our executive compensation packages to be consistent with the competitive market and to align the long-term interests of our Named Executive Officers and stockholders so that pay appropriately reflects performance in achieving our financial, operational, and strategic objectives. Specifically, our executive compensation program is designed to:
•Recruit and retain talented and experienced individuals who are able to develop, implement, and deliver on long-term value creation strategies;
•Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;
•Provide a substantial portion of each executive officer's compensation in elements that are directly tied to our long-term value and growth;
•Reward both company and individual performance and achievement; and
•Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.
Despite the ongoing and significant impacts of COVID-19 on our business, our overall compensation philosophy remains unchanged. Year-over-year changes in the elements of our compensation program were driven primarily by the unique circumstances faced by the Company in 2021 rather than a change in long-term philosophy and generally remained consistent with our philosophy.

Governance of Executive Compensation Program
Role of Compensation Committee
The Compensation Committee, which is composed entirely of independent directors, discharges the responsibilities of our Board of Directors with respect to the compensation of our Named Executive Officers and the non-employee members of our Board of Directors. Specifically, the Compensation Committee approves our compensation philosophy and oversees the design, development, and implementation of our executive compensation program and related policies and practices to ensure that they are consistent with the long-term interests of our stockholders. This includes having final authority to review and approve the compensation of our CEO and our other Named Executive Officers. For a discussion of our compensation philosophy and the principal objectives of our executive compensation program, see “Compensation Philosophy” above.
The Compensation Committee operates under a written charter adopted by our Board of Directors. A copy of the charter is posted on our website located at https://s22.q4cdn.com/731250486/files/doc_downloads/committee_charters/2018/GRPN-Comp-Committee-Charter-(Final_10-25-18).pdf
In carrying out its responsibilities, the Compensation Committee determines the amounts and allocates the mix of compensation between base salary, target annual performance-based bonus opportunities, and long-term incentive compensation for our Named Executive Officers. The Compensation Committee also selects the performance measures and establishes the target levels for our performance-based bonuses. In 2021, the Compensation Committee faced significant challenges in selecting appropriate measures and establishing meaningful performance baselines for these awards in light of the continuously evolving and unpredictable impacts of COVID-19 variants on our business. Even so, the Compensation Committee sought to balance maintaining stability throughout the duration of the pandemic with continuing to execute against our strategy for recovery and future growth in order to drive long-term stockholder value creation. The Compensation Committee also designs, approves, and oversees our 2011 Incentive Plan, grants all equity awards to our Named Executive Officers and has the authority to grant equity awards to other eligible employees in accordance with the terms of the 2011 Incentive Plan.
The Compensation Committee reviews our post-employment compensation arrangements, other executive benefits, and, if applicable, retirement benefits and perquisites from time to time. In addition, the Compensation Committee reviews and evaluates the risks associated with our compensation philosophy and executive compensation program as discussed under “Compensation Risk Assessment” below.
Further, the Compensation Committee is responsible for reviewing, discussing, and approving the Compensation Discussion and Analysis and the accompanying Compensation Committee Report for inclusion in the annual proxy statement that we file with the SEC.
To promote independent decision-making on executive compensation matters, the Compensation Committee regularly meets in executive session without management present, often with the participation of its compensation consultant. The Compensation
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Committee regularly assesses the effectiveness of our executive compensation program in driving performance, and uses stockholder feedback, competitive market data, applicable regulatory requirements, and external trends to inform its decision-making.
Compensation-Setting Process
Typically, the Compensation Committee reviews our executive compensation program and the elements of compensation of our Named Executive Officers on an annual basis, usually in the first quarter of the year. The Compensation Committee also will consider adjustments to the compensation of our Named Executive Officers at other times during the year if a change in the scope of an executive officer’s role and responsibilities, or other developments or circumstances, warrant such consideration. In particular, in 2021, given the unique circumstances faced by the Company due to the COVID-19 pandemic and changes in our senior management team, the Compensation Committee continued to consider and discuss 2021 executive compensation matters following our initial annual compensation review and respond appropriately to the evolving situation, as discussed further herein.
The Compensation Committee engages the services of a compensation consultant and considers the analysis and advice of its compensation consultant in discharging its responsibilities. Representatives of the compensation consultant attend Compensation Committee meetings and have direct access to Compensation Committee members.
In determining the amount of each element of compensation and the target total direct compensation of our Named Executive Officers, the Compensation Committee does not use a single method or measure in arriving at its decisions. In making decisions about the compensation of our Named Executive Officers, the members of the Compensation Committee rely primarily on their general experience and subjective considerations of various factors, including, without limitation, the following:
•Our executive compensation program objectives;
•Our performance against the financial, operational, and strategic objectives established by the Compensation Committee and our Board of Directors;
•The impact of any unique circumstances, challenges or developments affecting the Company;
•An individual Named Executive Officer's knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group;
•The scope of a Named Executive Officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group;
•The performance of an individual Named Executive Officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;
•The potential of an individual Named Executive Officer to contribute to our long-term financial, operational, and strategic objectives;
•The proposed compensation packages of our other Named Executive Officers (internal pay equity);
•The compensation practices of our compensation peer group; and
•The recommendations of our Chief Executive Officer with respect to the compensation of our other Named Executive Officers.
These factors provide the framework for compensation decision-making and final decisions regarding the target total direct compensation opportunity for each Named Executive Officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable. The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation decisions. Further, in 2021, the Compensation Committee considered the unique challenges faced by the Company in balancing the need to provide ongoing stability and retention with incentivizing strong performance.
Role of Management
The Compensation Committee generally seeks input from our Chief Executive Officer, Chief Administrative Officer and other senior members of our Human Resources department when evaluating the performance and compensation of our Named Executive Officers, as well as during the process of negotiating compensation packages with new senior executive hires. The Compensation Committee gives considerable weight to our Chief Executive Officer's evaluation of our other Named Executive Officers because of his direct knowledge of each individual's performance and contributions.
The Compensation Committee solicits and reviews our Chief Executive Officer’s recommendations and proposals with respect to adjustments to target total cash compensation, long-term incentive compensation opportunities, program structures, and other compensation-related matters for our executive officers (other than with respect to his own compensation). The Compensation
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Committee reviews and discusses these recommendations and proposals with our Chief Executive Officer and considers them as one factor in determining the compensation for our Named Executive Officers.
Our Chief Financial Officer and Chief Accounting Officer also work with the Chief People Officer and Senior Director, Compensation and Benefits to advise the Compensation Committee with regard to the financial and accounting implications of our compensation programs and hiring decisions.
None of our Named Executive Officers participates in or is present during Compensation Committee deliberations relating to his or her own compensation.
Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist it in discharging its responsibilities. This compensation consultant, who reports directly to the Compensation Committee, provides competitive market data, analysis, and other resources to help execute our overall executive compensation strategy. The Compensation Committee directs the compensation consultant to work with the appropriate members of management to obtain information necessary to prepare its analysis of our executive compensation program and evaluate our CEO’s recommendations. The compensation consultant also meets with the Compensation Committee during its regular meetings and in executive session, where no members of management are present, and can meet with the Compensation Committee chair and other members of the committee outside of regular meetings. The Compensation Committee has the sole power to hire, terminate or replace the compensation consultant at any time and periodically reviews its relationship with the compensation consultant.
For 2021, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm (“Compensia”), as its compensation consultant to advise on executive compensation matters, provide data and an analysis of competitive market pay practices for our executive officers as part of the annual executive compensation review process, and assist with the review and updating of the compensation peer group. In addition, in 2021, Compensia advised the Compensation Committee as it navigated the compensation related issues raised by the impact of COVID-19 on the Company and changes in senior management. Although we may retain the Compensation Committee’s compensation consultant for discrete projects from time to time, Compensia did not provide any other material services to the Company (separate from consulting advice provided to the Compensation Committee) in 2021.
The Compensation Committee has a policy for compensation consultant independence under which any compensation consultant retained by the committee must be independent of the Company and management. The Compensation Committee reviewed the independence of Compensia in light of this policy, SEC rules, and the applicable NASDAQ listing standards regarding compensation consultants and has concluded that Compensia’s work for the committee did not raise any conflict of interest, and that Compensia was able to provide the Compensation Committee with independent advice.
Use of Competitive Market Data
The Compensation Committee, with the assistance of its compensation consultant, reviews and updates our compensation peer group and other compensation data annually to ensure that it remains appropriate for review and comparison purposes. The compensation peer group used to make 2021 compensation decisions included companies in the Internet Software & Services and Internet & Direct Marketing Retail industries whose businesses align with ours, as well as other software companies with a size comparable to ours based on revenue and market capitalization. Our compensation peer group includes companies with which we compete for executive talent, which includes larger global companies, as well as smaller companies. The technology labor market is highly competitive for executive level talent that can provide innovative leadership while managing at a global scale across several lines of business. The Compensation Committee believes that it is necessary to consider these factors in making compensation decisions in order to attract and retain talent.
For 2021, the Compensation Committee undertook a detailed review of the peer group to eliminate companies significantly above our revenue and market capitalization. The companies in the compensation peer group used for 2021 compensation decisions had median revenues of approximately $1.1 billion and a median market capitalization of approximately $2.7 billion when such group was approved by the Compensation Committee in October 2020. This methodology used for determining the 2021 peer group remains consistent with prior years, and companies were added to and removed from the peer group based on whether they met or continued to meet these criteria. The 2021 peer group consisted of the following companies:
1-800-Flowers.com*        Gogo*
Alarm.com Holdings*        Go Pro*
Allscripts Healthcare*        Grubhub
ANGI Homeservices        IAC/InterActiveCorp
Blue Apron Holdings*        Overstock.com
Box*                Shutterstock*
CarGurus*            Stamps.com*
Cars.com*            Stitch Fix
CDK Global            TripAdvisor
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Ebix*                Yelp
Endurance International* Zillow Group
GoDaddy            Zynga

*Asterisks indicate new additions to the previous compensation peer group. The following companies were removed from the previous compensation peer group: Akamai Technologies, Citrix Systems, Match Group, Square, Twitter, Wayfair, Workday and Shutterfly.
We also participate in surveys of market compensation practices in our industry and broadly across other industries and undertake specialized studies of competitive market practices using the most relevant published survey sources and public filings.
The Compensation Committee uses market data drawn from the companies in the compensation peer group to evaluate the competitive market when determining the target total direct compensation opportunities for our Named Executive Officers, including base salary, target annual performance-based bonus opportunities, and long-term incentive compensation. While the Compensation Committee considers this information, it does not engage in strict benchmarking to a fixed percentile. The Compensation Committee relies on the expertise of its members to develop pay packages that are appropriate for each Named Executive Officer. Given the ongoing nature of the unique circumstances faced by the Company throughout 2020 and 2021, the Company considered a variety of factors, in addition to market data, in continuing to evaluate and adjust its executive compensation program during 2021.
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Elements of Executive Compensation
For 2021, the target total direct compensation opportunities of our incumbent Named Executive Officers, after taking into account the COVID-related changes described herein, consisted of base salary, a target performance-based bonus opportunity, and long-term incentive compensation in the form of RSU awards. The following table provides a summary of the 2021 compensation arrangements for our Named Executive Officers.
Elements of Executive Compensation and 2021 Snapshot

	Compensation Element	Objective
Fixed	Base Salary	Provide competitive level of fixed compensation. Attract and retain key executive talent.
Variable Compensation (Performance-Based and All At-Risk)	Performance-Based Bonus	Motivate and reward executives for achieving annual Company financial objectives. Also promotes retention.
Variable Compensation (At-Risk Component)	Time-Based Restricted Stock Unit ("RSU") Awards	Directly aligns interests of executives with long-term stockholder value creation and promotes retention.
Base Salary
We offer competitive base salaries, which are intended to provide a level of stable fixed compensation to our Named Executive Officers for the performance of their day-to-day services. We use base salary to recognize the experience, skills, knowledge, and responsibilities of our Named Executive Officers, as well as to reflect competitive market practice.
In determining the base salaries for our Named Executive Officers, the Compensation Committee takes into consideration a competitive market analysis of relevant compensation data for each position prepared by its compensation consultant, its assessment of competitive market conditions, base salary and target total cash compensation relative to other executives in similar positions, the recommendations of our Chief Executive Officer (other than with respect to his own base salary), and the factors described in “Governance of Executive Compensation Program – Role of Compensation Committee – Compensation-Setting Process” above.
In February 2021, in connection with its annual review of our executive compensation program, the Compensation Committee evaluated the base salaries of our then-Named Executive Officers and decided not to increase their base salary rates above their 2020 levels. The base salary rates of our Named Executive Officers for 2021 were as follows:

Named Executive Officer	2020 Base Salary as of 12/31/2020 ($)	2021 Base Salary as of 12/31/2021 ($)	Percentage Increase
Mr. Deshpande	—	700,000 (1)	n/a
Mr. Schmitz	275,000	325,000 (2)	18%
Mr. Drobny	590,000	590,000	—
Mr. Cooper	600,000	600,000	—
Ms. Thomas	590,000	590,000	—
(1)Effective December 10, 2021 in connection with Mr. Deshpande's appointment as Chief Executive Officer.
(2)This base salary does not include Mr. Schmitz’s stipend. Specifically, in connection with his appointment as our Interim Chief Financial Officer effective November 5, 2021, the Compensation Committee approved a monthly stipend of $18,750 for Mr. Schmitz (in addition to his then-current base salary) to be paid in each month in which he served (for the full or partial month) as our Interim Chief Financial Officer. Mr. Schmitz received a salary increase from $275,000 to $283,800 effective April 1, 2021 in connection with his annual compensation review as VP of Finance. He also received a salary increase from $283,800 to $325,000 effective October 1, 2021 in connection with his promotion to SVP of Finance. Mr. Schmitz did not receive a salary increase when appointed to Interim CFO on November 5, 2021 but does receive a monthly stipend as described above.

The base salaries actually paid to our Named Executive Officers in 2021 are set forth in the “2021 Summary Compensation Table” below.

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Short-Term Incentive Compensation
2021 Performance-Based Bonus
In 2021, each of our Named Executive Officers participated in our annual performance-based bonus plan (the "2021 ABP"), with the exception of Mr. Deshpande, who was not eligible to earn a performance-based bonus for 2021 based on his start date with the Company, and who became eligible to participate in this program effective January 1, 2022. The Compensation Committee approved the performance-based bonus targets for our then Named Executive Officers in February 2021.
In April 2021, the Compensation Committee determined that due to ongoing challenges in setting meaningful and motivating full-year targets for the plan performance measures given the uncertainty and volatility arising from the COVID-19 pandemic that it was in the best interest of the Company and of stockholders to split the 2021 ABP into two semi-annual performance periods, with payment opportunities for each prorated target amount in August 2021 and April 2022, respectively.
Funding for the first semi-annual performance period from January 1, 2021 - June 30, 2021 (the "2021 H1 ABP") was based 100% on Company performance. As a result of the continued challenges in establishing meaningful and measurable performance metrics due to the unprecedented and continuously evolving circumstances created by the COVID-19 pandemic and resulting volatility, funding for the second semi-annual performance period from July 1, 2021 - December 31, 2021 (the "2021 H2 ABP") was based on Compensation Committee discretion. Based on this decision, the Compensation Committee approved the corporate performance measures and/or bonus structure, which are set forth below, in April 2021 and September 2021, respectively.
Under the 2021 ABP, the Compensation Committee could exercise downward discretion on individual payouts with respect to individual Named Executive Officer performance based on a recommendation from our Chief Executive Officer (other than with respect to his own performance-based bonus payout), but did not exercise any such downward discretion in 2021.

2021 Performance-Based Bonus Targets
In February 2021, the Compensation Committee approved 2021 ABP target bonus opportunities for each of our then Named Executive Officers. The amount of each Named Executive Officer’s 2021 target performance-based bonus opportunity (expressed as a percentage of base salary) was determined by the Compensation Committee after taking into consideration a competitive market analysis of the relevant compensation data for each position prepared by its compensation consultant, its assessment of competitive market conditions, his or her performance-based bonus target and total target annual cash compensation relative to other executives in similar positions, the recommendations of our Chief Executive Officer (other than with respect to his own performance-based bonus target), and the factors described in "Governance of Executive Compensation Program – Role of Compensation Committee – Compensation-Setting Process" above.
Performance-based bonus targets under the 2021 ABP for our Named Executive Officers were as follows:

Named Executive Officer	2020 ABP Target / Guaranteed Cash (US $)	2020 ABP Target / Guaranteed Cash (as a % of base salary)	2021 ABP Target (US $)	2021 ABP Target (as a % of base salary)	Percentage Increase
Kedar Deshpande	n/a	n/a	n/a	n/a	n/a
Damien Schmitz	110,000	40%	162,500 (1)	50%	48%
Dane Drobny (2)	590,000	100%	590,000	100%	—
Aaron Cooper (2)	600,000	100%	600,000	100%	—
Melissa Thomas (2)	590,000	100%	590,000	100%	—
(1)Mr. Schmitz's 2021 ABP Target reflects his most recent annualized target bonus opportunity (calculated by multiplying his base salary of $325,000 by his target performance-based bonus opportunity of 50%), not accounting for in-year prorations as a result of changes to base salary or bonus target percentage.
(2)As previously disclosed, Messrs. Drobny and Cooper and Ms. Thomas were eligible to receive a guaranteed cash bonus provided in lieu of the usual performance-based annual bonus program in 2020 to provide stability and promote retention given the unique challenges of the COVID-19 pandemic and changes to our senior management team.

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Corporate Performance Measures
In April 2021, the Compensation Committee selected Adjusted EBITDA as the corporate performance measure for the 2021 H1 ABP. The Compensation Committee believed that this performance measure was appropriate for our business because it ensured a focus on expense management and profitability for the period.
For purposes of the 2021 H1 ABP, "Adjusted EBITDA" was defined as net income (loss) from continuing operations excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation, acquisition-related expense (benefit), net and other special charges and credits, including items that are unusual in nature or infrequently occurring. Adjusted EBITDA is a non-GAAP financial measure that we present to aid our stockholders in understanding our financial results. In addition, it is a key measure used by our management and Board of Directors to evaluate operating performance, generate future plans, and make strategic decisions regarding the allocation of capital. See Appendix A for a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP performance measure, “Net income (loss) from continuing operations.”
For purposes of the 2021 H1 ABP, the Compensation Committee established threshold, target, and maximum performance levels for our Adjusted EBITDA as the basis for determining bonus payouts. These performance levels were established by the Compensation Committee after taking into account the Company’s strategic initiatives, our recent financial performance, internal budgeting for the year, and expected market conditions including projected ongoing impacts from COVID-19. Bonus payouts were conditioned upon our achievement of at least the threshold Adjusted EBITDA performance level for the performance period before any payout would be made.
Linear interpolation would be used to determine the bonus payout with respect to our actual Adjusted EBITDA results for 2021 for performance between "threshold" and "target" or for performance between "target" and “maximum,” as applicable. In determining whether a performance level had been satisfied, the Compensation Committee, in its discretion, could exclude the impact of special charges or credits relating to any divestiture, spin off, merger, acquisition or other business combination transaction.
The following table sets forth the performance levels for Adjusted EBITDA and our actual results for the 2021 H1 ABP:

2021 H1 ABP	Funding Levels			Outcomes
Performance Metric	Threshold (50%)	Target (100%)	Maximum (150%)	Actual Achievement	Total Performance Payout
Adjusted EBITDA	$17.1M	$37.2M	$52.2M	$71.3M	150%
In September 2021, the Compensation Committee decided that in light of the ongoing challenges in establishing meaningful and measurable performance metrics due to the unprecedented and continuously evolving circumstances created by the COVID-19 pandemic and resulting volatility, funding for the 2021 H2 ABP would be based on the discretion of the Compensation Committee. In applying its discretion, the Compensation Committee took into consideration our overall financial performance and recovery, including both top-line and bottom-line financial results in the form of Global Local Billings and Adjusted EBITDA, within the context of business challenges in light of evolving COVID-19 variants and resulting impacts on external market opportunities, and approved funding for the 2021 H2 ABP at 40% of target performance-based bonus opportunities for the second half of 2021.

2021 Performance-Based Bonus Results
In July 2021, the Compensation Committee evaluated our financial performance for the 2021 H1 ABP performance period. For the first half of 2021, we achieved Adjusted EBITDA of $71.3 million. Based on these results, our Named Executive Officers were generally eligible to receive a bonus equal to 150% of their target performance-based bonus opportunity, prorated for the first semi-annual performance period, as noted in the chart above.
In February 2022, as described above, the Compensation Committee evaluated our overall financial performance in light of the external challenges we faced as well as the opportunities we capitalized on throughout the year, and based on this assessment, exercised its discretion so that our Named Executive Officers received a bonus equal to 40% of their target performance-based bonus opportunity, prorated for the second semi-annual performance period.
The 2021 ABP payouts for our Named Executive Officers were primarily determined based on the financial performance measures described above. However, the Compensation Committee considers the overall performance of our other Named Executive Officers (based upon the recommendations of our Chief Executive Officer) and may exercise downward discretion to the performance-based bonus payout of a Named Executive Officer based on individual performance during the year. Performance reviews are generally based on a qualitative assessment of performance and consider each Named Executive Officer’s performance and the performance of the department or departments for which he or she has responsibility, as well as
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the contributions the Named Executive Officer and department are making to our overall success. For 2021, the Compensation Committee did not make any further adjustments to the performance-based bonus payouts for our Named Executive Officers based on individual performance.
The following table shows the target performance-based bonus opportunities and the actual performance-based bonuses paid to our Named Executive Officers for the first half of 2021:

Named Executive Officer	Annual 2021 Target (US $)	Prorated 2021 H1 ABP Target (US $) (1)	Payout as % of Target	Earned US $
Kedar Deshpande	n/a	n/a	n/a	n/a
Damien Schmitz (2)	113,520	55,426	150%	83,138
Dane Drobny	590,000	292,575	150%	438,863
Aaron Cooper	600,000	297,534	150%	446,301
Melissa Thomas	590,000	292,575	150%	438,863
(1)Prorated 2021 H1 ABP target performance-based bonus opportunities reflect a proration for the 181 days from January 1, 2021 - June 30, 2021 out of 365 days in 2021. For Mr. Schmitz, this also includes the proration for his salary change from $275,000 to $283,800, effective April 1, 2021, concurrent with his annual compensation review.
(2)Mr. Schmitz's 2021 H1 ABP target performance-based bonus opportunity reflects his annualized target performance-based bonus opportunity effective on April 1, 2022 calculated as follows: Base Salary ($283,800) x ABP Target (40%).
The following table shows the target performance-based bonus opportunities and the actual performance-based bonuses paid to our Named Executive Officers for the second half of 2021:

Named Executive Officer	Annual Target (US $)	Prorated H2 Target (US $) (1)	Payout as % of Target	Earned US $
Kedar Deshpande	n/a	n/a	n/a	n/a
Damien Schmitz (2)	162,500	69,572	40%	27,829
Dane Drobny	590,000	297,425	40%	118,970
Aaron Cooper	n/a	n/a	n/a	n/a
Melissa Thomas	n/a	n/a	n/a	n/a
(1)Prorated 2021 H2 ABP target performance-based bonus opportunities reflect a proration for the 184 days from July 1, 2021 - December 31, 2021 out of 365 days in 2021. For Mr. Schmitz, this also includes the proration for his annual base salary change from $283,800 to $325,000 and his target performance-based bonus opportunity change from 40% to 50%, both of which were effective upon his promotion to Senior Vice President of Finance on October 1, 2021.
(2)Mr. Schmitz's 2021 H2 ABP target performance-based bonus opportunity reflects his annualized target performance-based bonus opportunity effective upon his promotion to Senior Vice President of Finance on October 1, 2021, calculated as follows: Base Salary ($325,000) x ABP Target (50%).
The 2021 ABP awards paid to our Named Executive Officers for 2021 are set forth in the "2021 Summary Compensation Table" below.
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One-Time Cash Awards
In connection with appointments to Chief Executive Officer and Interim Chief Financial Officer, and in light of the need to retain key senior executives through our management transition, our incumbent Named Executive Officers received one-time cash awards as set forth in the table below:

Named Executive Officer	One-Time Cash Award Value ($)
Mr. Deshpande (1)	1,000,000
Mr. Schmitz (2)	162,500
Mr. Drobny (3)	1,000,000
(1)Mr. Deshpande received a one-time cash sign-on bonus in December 2021, negotiated in connection with his appointment as our Chief Executive Officer, subject to a 36 month pro-rata clawback. Specifically, Mr. Deshpande's obligation to repay the sign-on bonus is reduced by 1/36 for every completed month of employment.
(2)Mr. Schmitz received a one-time cash retention bonus in connection with his appointment to Interim CFO, payable on August 15, 2022, subject to Mr. Schmitz's continued employment with us through the payment date.
(3)In light of management changes and to ensure stability and retention through the transition of Mr. Deshpande as our new Chief Executive Officer, Mr. Drobny received a one-time cash retention bonus paid in January 2022, subject to a 36 month pro-rata clawback. Specifically, Mr. Drobny's obligation to repay the retention bonus is reduced by 1/36 for every completed month of employment after the payment date.

Equity Awards
Our long-term incentive compensation program is designed to align the interests of our Named Executive Officers with the interests of our stockholders, promote the achievement of our financial and operational/strategic goals, and reward the creation of sustained long-term stockholder value while satisfying our retention objectives. In 2021, our long-term incentive compensation program consisted of time-based RSU awards. We believe that RSU awards align the interests of our Named Executive Officers with the interests of our stockholders and provide a longer-term focus through a multi-year vesting schedule, while managing dilution to existing investors, providing greater predictability to our Named Executive Officers in the value of their compensation, and building ownership.
In general, we believe that PSU awards serve as an important motivator for our Named Executive Officers to drive financial performance and provide a direct link between compensation and stockholder return, thereby motivating our Named Executive Officers to focus on and strive to achieve both our annual and long-term financial and strategic objectives, including stockholder value creation. PSU awards were intended to make up a portion of our Named Executive Officer compensation in 2021, and were communicated to our then Named Executive Officers in February of 2021. However, in response to continued challenges in establishing meaningful and measurable performance metrics (different from the metric already approved for the 2021 H1 ABP) due to the unprecedented and continuously evolving circumstances created by the COVID-19 pandemic and resulting volatility, the Compensation Committee deemed it advisable and in the best interests of the Company and its stockholders to instead grant these awards as time-based RSU awards in April 2021 or May 2021, as applicable.
In determining the size of the equity awards to be granted to our Named Executive Officers as part of its annual review of their compensation, the Compensation Committee takes into consideration a competitive market analysis of the relevant compensation data for each position prepared by its compensation consultant, its assessment of competitive market conditions, the Named Executive Officer’s long-term incentive compensation relative to other executives in similar positions, the outstanding and unvested equity holdings of the Named Executive Officer, the recommendations of our CEO (other than with respect to his own equity award), and the other factors described in "Governance of Executive Compensation Program – Role of Compensation Committee – Compensation-Setting Process" above.
RSU Awards
In February 2021, in connection with our annual equity award process (and in April 2021 for Mr. Schmitz), the Compensation Committee granted the following RSU awards to our then Named Executive Officers, which were based on the target grant date dollar values set forth below:
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Named Executive Officer	2021 RSU Award (target $ value at grant)	2021 RSU Award (number of RSUs) (1)
Mr. Cooper (2)	2,520,000	58,215
Ms. Thomas (3)	828,000	19,128
Mr. Drobny (4)	528,000	12,198
Mr. Schmitz (5)	160,000	3,696
(1)The actual number of RSUs granted was determined using the average closing price of a share of our common stock for the three-month period from January 1, 2021 to March 31, 2021, and accordingly, the grant date fair market value of these awards differs from the target values.
(2)The RSUs subject to Mr. Cooper's award were to vest as follows: 29,107 RSUs vesting on January 2, 2022, 7,277 RSUs vesting on April 2, 2022, 7,277 RSUs vesting on July 2, 2022, 7,277 RSUs vesting on October 2, 2022, and 7,277 RSUs vesting on January 2, 2023, subject to Mr. Cooper's continued employment with us through each applicable vesting date. Vesting of 50,938 RSUs were accelerated and the remaining RSUs were forfeited upon Mr. Cooper's departure in December 2021.
(3)The RSUs subject to Ms. Thomas's award were to vest as follows: 9,564 RSUs vesting on January 2, 2022, and 9,564 RSUs vesting on January 2, 2023, subject to Ms. Thomas's continued employment with us through each applicable vesting date. All RSUs were forfeited upon Ms. Thomas's resignation in November 2021.
(4)The RSUs subject to Mr. Drobny’s award vest as follows: 6,099 shares vesting on January 2, 2022, and 6,099 RSUs vesting on January 2, 2023, subject to Mr. Drobny's continued employment with us through each applicable vesting date.
(5)The RSUs subject to Mr. Schmitz's award vest as follows: 1,848 RSUs vesting on May 20, 2022, and 1,848 RSUs vesting on May 20, 2023, subject to Mr. Schmitz's continued employment with us through each applicable vesting date.

In connection with his promotion to Senior Vice President of Finance effective October 1, 2021 and his appointment as our Interim Chief Financial Officer effective November 5, 2021, Mr. Schmitz received the following RSU awards:

Named Executive Officer	2021 RSU Award (target $ value at grant)	2021 RSU Award (number of RSUs)
Mr. Schmitz(1)	400,000	17,668
Mr. Schmitz(2)	300,000	12,215
(1)This RSU award was granted in connection with Mr. Schmitz's promotion to Senior Vice President of Finance. The actual number of RSUs granted was determined using the average closing price of a share of our common stock from September 2021, and accordingly, the grant fair market value of this award differs from the target value. This RSU award vests as follows: 5,889 RSUs vesting on October 20, 2022, 5,889 RSUs vesting on October 20, 2023, and 5,890 RSUs vesting on October 20, 2024, subject to Mr. Schmitz's continued employment with us through each applicable vesting date.
(2)This RSU award was granted in connection with Mr. Schmitz's appointment to Interim CFO. The actual number of RSUs granted was determined using the average closing price of a share of our common stock from November 2021, and accordingly, the grant fair market value of this award differs from the target value. This RSU award vests as follows: 100% vesting on August 15, 2022, subject to Mr. Schmitz's continued employment with us through the vesting date.

In addition, in November 2021, in light of management changes and to ensure stability and retention through the transition of Mr. Deshpande as our new Chief Executive Officer, the Compensation Committee granted Mr. Drobny the following RSU award:

Named Executive Officer	2021 RSU Award (target $ value at grant)	2021 RSU Award (number of RSUs) (1)
Mr. Drobny (2)	2,910,000	132,634
(1)The actual number of RSUs granted was determined using the closing price of a share of our common stock on November 29, 2021.
(2)This RSU award vests as follows: 6.25% of the shares subject to the award vesting on each of February 20, 2022, May 20, 2022, August 20, 2022, November 20, 2022, February 20, 2023, May 20, 2023, August 20, 2023, November 20, 2023, and 12.5% on each of February 20, 2024, May 20, 2024, August 20, 2024, and November 20, 2024, subject to Mr. Drobny's continued employment with us through each applicable vesting date.

In connection with his appointment as our Chief Executive Officer effective December 10, 2021, Mr. Deshpande received the following RSU awards:
34 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Named Executive Officer	Grant Date	2021 RSU Award (target $ value at grant)	2021 RSU Award (number of RSUs) (1)
Mr. Deshpande (2)	12/10/2021	8,377,500	375,000
Mr. Deshpande (2)	1/24/2022	8,122,489	363,585
(1)The actual number of RSUs granted was determined using the closing price of a share of our common stock on December 10, 2021.
(2)As previously disclosed, these awards were effective in two separate calendar years, due to a calendar year limit imposed by the Groupon, Inc. 2011 Incentive Plan. These RSU awards vest as follows: 1/12 of the units subject to the awards vest on each of March 10, 2022, June 10, 2022, September 10, 2022, December 10, 2022, March 10, 2023, June 10, 2023, September 10, 2023, December 10, 2023, March 10, 2024, June 10, 2024, September 10, 2024, December 10, 2024, subject to Mr. Deshpande's continued employment with us through each applicable vesting date.

Proposed PSU Awards (Granted as RSUs)
In February 2021, PSU awards for our then Named Executive Officers were authorized for the target amounts set forth in the table below. A PSU award for Mr. Schmitz was also authorized by the Compensation Committee in April 2021 prior to his appointment as Interim CFO in November 2021.
These awards were intended to be subject to performance goals set by the Compensation Committee at a future time. In addition to the performance-based vesting requirements, the PSU awards were intended to be subject to time-based vesting requirements.
In April and May 2021, the Compensation Committee determined that in light of the ongoing challenges in establishing meaningful and measurable performance metrics (different from the metric already approved for the 2021 H1 ABP) due to the unprecedented and continuously evolving circumstances created by the COVID-19 pandemic and resulting volatility, it would be in the best interests of the Company and its stockholders to grant time-based RSU awards instead of the previously communicated PSUs in the amounts and subject to the vesting schedules set forth below.

Named Executive Officer	2021 RSUs (Previously Communicated as PSUs) (target value at grant)	2021 RSUs (Previously Communicated as PSUs) (target number of shares) (1)
Mr. Cooper (2)	1,680,000	38,810
Ms. Thomas (3)	552,000	12,752
Mr. Drobny (4)	352,000	8,132
Mr. Schmitz (5)	40,000	924
(1)The actual number of RSUs granted was determined using the average closing price of a share of our common stock for the three-month period from January 1, 2021 to March 31, 2021, and accordingly, the grant date fair market value of these awards differs from the target values.
(2)The RSUs subject to Mr. Cooper's award were to vest as follows: 19,405 RSUs vesting on January 2, 2022, 4,851 RSUs vesting on April 2, 2022, 4,851 RSUs vesting on July 2, 2022, 4,851 RSUs vesting on October 2, 2022, and 4,852 RSUs vesting on January 2, 2023, subject to Mr. Cooper's continued employment with us through each applicable vesting date. The vesting of 33,958 RSUs was accelerated and the remaining shares were forfeited upon Mr. Cooper's termination in December 2021.
(3)The RSUs subject to Ms. Thomas's award were to vest as follows: 6,376 RSUs vesting on January 2, 2022, and 6,376 RSUs vesting on January 2, 2023, subject to Ms. Thomas's continued employment with us through each applicable vesting date. All shares of this grant were forfeited due to Ms. Thomas's termination in November 2021.
(4)The RSUs subject to Mr. Drobny's award vest as follows: 4,066 RSUs vesting on January 2, 2022, and 4,066 RSUs vesting on January 2, 2023, subject to Mr. Drobny's continued employment with us through each applicable vesting date.
(5)The RSUs subject to Mr. Schmitz's award vest as follows: 462 RSUs vesting on January 2, 2022, and 462 RSUs vesting on January 2, 2023, subject to Mr. Schmitz's continued employment with us through each applicable vesting date.

35 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Other Compensation
Health and Welfare Benefit Programs
Our employee benefit programs, including our Section 401(k) plan and health, life, and disability insurance coverage programs, are designed to provide a stable array of support to our employees generally, including our Named Executive Officers, and their families. Our Section 401(k) plan, in which all employees generally are eligible to participate, allows participants to defer compensation up to the maximum amount specified by the Internal Revenue Code (the "Code"). Elective deferrals are immediately vested and non-forfeitable upon contribution by the employee. We match 50% of the first 6% of eligible compensation deferred to the plan, which vests on a three-year graded vesting schedule.
We do not maintain any pension plan or arrangement under which our Named Executive Officers are entitled to participate or to receive post-retirement benefits, nor do we maintain any non-qualified deferred compensation plans or arrangements in which our Named Executive Officers are entitled to participate.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Generally, we do not provide perquisites or other personal benefits to our Named Executive Officers except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes. During 2021, none of our Named Executive Officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Post-Employment Compensation
We have entered into severance benefit agreements with each of our Named Executive Officers, which agreements set forth the terms and conditions of certain post-employment compensation arrangements with such individuals. These agreements provide for certain payments and benefits in the event of the termination of employment of a Named Executive Officer under specified circumstances, including in connection with a change in control of the Company. We believe that our extension of these post-employment and change in control-related payments and benefits is necessary in order to remain competitive with market practice. The material terms of these post-employment compensation arrangements for our incumbent Named Executive Officers and descriptions of the separation agreement with Mr. Cooper are set forth in the "Severance Benefit Agreements" and “Separation of Named Executive Officers” sections respectively.
Related Compensation Policies
Hedging and Pledging Policy
Our employees, officers (including our Named Executive Officers), and directors are prohibited from engaging in transactions in publicly traded options on Company securities (such as puts, calls, and other derivative securities) on an exchange or in any other organized market or purchasing financial instruments or entering into hedging transactions designed to offset a decrease in the value of the Company’s securities. In addition, our employees, officers (including our Named Executive Officers), and directors are prohibited from pledging any Company securities as collateral for a loan and from holding Company securities as collateral in a margin account. Exceptions to the pledging prohibition may be granted by our General Counsel and Chief Financial Officer (or, in certain cases, the Chairman of our Board of Directors or Chairman of the Audit Committee) in limited circumstances if the requesting person demonstrates the financial capacity to repay the loan without resort to the pledged securities.
36 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Officer Stock Ownership Guidelines and Stock Holding Requirements
We maintain stock ownership guidelines applicable to our Named Executive Officers. This program is designed to further strengthen alignment between the interests of our Named Executive Officers and our stockholders and provides as follows:

Ownership and Holding Requirements	Measurement Requirements	2021 Compliance
• Common stock with a value of at least 4X base salary (CEO) / 2X base salary (all other NEOs)
• Meet ownership requirement by the later of April 1, 2022, or five years from date of initially becoming subject to the guidelines
• An officer must retain 50% of net shares acquired upon the exercise, vesting, or earn-out of equity awards until the officer meets the ownership requirements

The following shares count towards compliance:
• Shares owned by the officer
• Shares owned jointly by the officer and spouse or held in trust established by the officer for the benefit of the officer and/or family members
• Unvested RSUs
• Earned but unvested PSUs subject only to time-based vesting conditions following our Compensation Committee’s certification of the attainment of the applicable performance metrics
• All officers were in compliance with the guidelines as of December 31, 2021 • Compliance is measured annually as of December 31st

Tax and Accounting Considerations
Taxation of Parachute Payments and Deferred Compensation
We do not provide and have no obligation to provide any executive officer, including any Named Executive Officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code.
Sections 280G and 4999 provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceed certain limits prescribed by the Code, and that the employer may forfeit a deduction on the amounts subject to this additional tax. Our 2011 Incentive Plan and our 2010 Stock Plan permit a participant to elect, in his or her discretion, to reduce a payment or acceleration of vesting under the applicable plan to the extent necessary to avoid the imposition of an excise tax under Sections 280G and 4999.
Section 409A also may impose significant taxes on a service provider in the event that he or she receives deferred compensation that does not comply with the requirements of Section 409A. We have structured our compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Section 409A, but we do not guarantee any particular tax result for participants. Further, our 2011 Incentive Plan and our 2010 Stock Plan provide that our Board of Directors may amend the terms of each plan or any award agreement to the extent necessary to comply with or effectuate an exemption from the requirements of Section 409A.
Accounting Treatment
We recognize a charge to earnings for equity awards. Expense is generally recognized on a straight-line basis over the service period during which awards are expected to vest, except for awards with both performance conditions and a graded vesting schedule, for which expense is recognized using the accelerated method. We expect that the Compensation Committee will continue to review and consider the accounting impact of equity awards in addition to considering the impact for dilution when deciding on amounts and terms of equity awards.

Compensation Risk Assessment
We have undertaken a risk review of our employee compensation plans and arrangements in which our employees (including our Named Executive Officers) participate, to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten the value of the Company. In our review, we considered numerous factors and design elements that manage and mitigate risk, without diminishing the effect of the incentive nature of compensation, including the following:
•A commission-based incentive program for sales employees that results in payout based on measurable financial or business critical metrics (subject to mitigating measures to address impacts of COVID-19);
•Variable cash compensation programs for employees that are generally funded based on Company performance;
37 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

•A large percentage of our executive compensation comprised of equity-based awards in order to directly tie the executive’s expectation of compensation to his or her contributions to the long-term value of the Company; and
•Formal risk mitigation practices in place (i.e., independent Compensation Committee oversight, stock ownership guidelines, insider trading policy and compensation recovery/clawback policy).
Based on our review, we concluded that any potential risks arising from our employee compensation programs, including our executive compensation program, are not reasonably likely to have a material adverse effect on the Company.
38 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

NAMED EXECUTIVE OFFICER COMPENSATION
2021 Summary Compensation Table
The following Summary Compensation Table for Fiscal Years 2021, 2020, and 2019 contains compensation information for our Named Executive Officers: (i) Mr. Deshpande, who has served as Chief Executive Officer since December 10, 2021, (ii) Mr. Cooper, who served as Chief Executive Officer during part of 2021, (iii) Mr. Schmitz, who served as Interim Chief Financial Officer since November 5, 2021; (iv) Ms. Thomas, who served as Chief Financial Officer for part of 2021, and (v) Mr. Drobny, who was our only other executive officer serving as of December 31, 2021. No compensation information is provided for 2019 or 2020 for Mr. Deshpande (whose hire date was in 2021) or for Mr. Schmitz (who became a Named Executive Officer in 2021).

Name and Principal Position	Year	Salary ($)	Bonus ($) (3) (4)	Stock Awards ($) (5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total Compensation ($)
Kedar Deshpande Chief Executive Officer	2021	42,192 (1)	1,000,000	8,377,500	—	—	9,419,692
Damien Schmitz Interim Chief Financial Officer	2021	292,015 (2)	137,500	910,477	110,967	8,700	1,459,659
Dane Drobny Chief Administrative Officer, General Counsel, & Corporate Secretary	2021	590,000	—	3,932,304	557,833	11,220	5,091,357
	2020	570,109	590,000	3,093,066	590,000	11,070	4,854,245
	2019	525,342	—	4,346,834 (8)	107,902	10,920	4,990,998
Aaron Cooper Former Interim Chief Executive Officer	2021	565,479	—	4,878,999	446,301	637,839	6,528,618
	2020	565,574	600,000	4,023,200	300,000	11,070	5,499,844
Melissa Thomas Former Chief Financial Officer	2021	497,863	—	1,603,118	438,863	8,700	2,548,544
	2020	547,158	620,000	3,908,013	590,000	10,860	5,676,031
	2019	362,671	150,000	3,117,442 (8)	35,951	8,400	3,674,464
(1)The amount disclosed in this column for Mr. Deshpande in 2021 represents his prorated base salary for 2021 based on his hire date of December 10, 2021.
(2)The amount disclosed in this column for Mr. Schmitz includes earnings for his services as Vice President, Finance and Senior Vice President, Finance, prior to being appointed to Interim CFO.
(3)Amounts disclosed in this column for 2021 reflect Mr. Deshpande's sign-on bonus ($1,000,000), a retention bonus paid to Mr. Schmitz in July 2021 ($100,000) prior to his appointment to Interim CFO, as well as two months of Mr. Schmitz's Interim CFO stipend ($18,750 per month).
(4)Amounts disclosed in this column for 2020 reflect the Named Executive Officers' quarterly guaranteed cash bonus payments in lieu of participating in the 2020 Annual Bonus Plan (ABP). The aggregate guaranteed cash bonus payment for each Named Executive Officer for 2020 was as follows: Mr. Cooper - $600,000, Ms. Thomas - $590,000, and Mr. Drobny - $590,000. For Ms. Thomas, the amounts in this column also include her monthly stipend for serving as the Interim Chief Financial Officer ($75,000 in 2019 and $30,000 in 2020), and a retention bonus that was paid to Ms. Thomas in March 2019 ($75,000).
(5)Amounts disclosed in this column relate to grants of RSUs and PSUs made under our 2011 Incentive Plan. With respect to each RSU and PSU grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718, and do not reflect amounts actually paid to, or realized by, the Named Executive Officers in 2021, 2020, or 2019. For additional information, see Note 13 to the Company’s audited consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. For further information on the RSU grants made in 2021, see the “Grants of Plan-Based Awards in 2021” table below.
(6)Amounts disclosed in this column reflect cash amounts paid under the 2021 Annual Bonus Plan, inclusive of both 2021 H1 ABP and 2021 H2 ABP (except Mr. Cooper and Ms. Thomas who were only eligible for a payout for the first performance period). Amounts disclosed in this column for 2020 reflect cash amounts paid under our 2020 Performance Cash program. Amounts disclosed in this column for 2019 reflect cash amounts paid under our Annual Bonus Plan.
(7)Amounts disclosed in this column for 2021 include matching contributions under the Groupon, Inc. 401(k) Savings Plan ($8,700 for all of our Named Executive Officers except Mr. Deshpande who had no matching contributions for 2021), amounts paid by the Company for parking expenses ($2,520 for each of Mr. Cooper and Mr. Drobny), cash severance ($600,000 for Mr. Cooper), and COBRA payments ($26,619 for Mr. Cooper).
(8)2019 stock awards reported in this column include the following amounts from special stock price PSUs: Mr. Drobny - $2,020,001; and Ms. Thomas - $1,474,725. No amounts relating to the special stock price PSUs were earned or paid in any year. These awards will only be earned if the average closing price per share of our common stock price (as reported on the Nasdaq Global Select Market) is $120.00 or more for any 30 consecutive trading day period during the four-year performance period that commenced on January 1, 2019, and ends on December 31,
39 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

2022. This represents a 52% increase over the grant date stock price of $79.20 per share. No special stock price PSUs vested or were paid to Ms. Thomas prior to, or in connection with her departure. Only Mr. Drobny had outstanding special stock price PSU awards as of 12/31/2021.

Grants of Plan-Based Awards In 2021
The following table sets forth information regarding grants of awards made to our Named Executive Officers during 2021. We did not grant any option awards or PSUs during 2021.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards (1)			Number of Securities Underlying Restricted Stock Units (#)	Grant Date Fair Value of Stock Awards ($) (2)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Kedar Deshpande	RSU	12/10/2021				375,000	8,377,500
Damien Schmitz	ABP		62,499	124,998	187,497
	RSU (3)	04/21/2021				924	41,765
	RSU	04/21/2021				3,696	167,059
	RSU	10/13/2021				17,668	414,845
	RSU	10/13/2021				12,215	286,808
Dane Drobny	ABP		295,000	590,000	885,000
	RSU	04/01/2021				12,198	609,534
	RSU (3)	05/05/2021				8,132	412,780
	RSU	11/29/2021				132,634	2,909,990
Aaron Cooper	ABP		148,767	297,534	446,301
	RSU	04/01/2021				58,215	2,909,004
	RSU (3)	05/05/2021				38,810	1,969,996
Melissa Thomas	ABP		146,288	292,575	438,863
	RSU	04/01/2021				19,128	955,826
	RSU (3)	05/05/2021				12,752	647,292
(1)Reflects the potential performance bonus payout of the 2021 Annual Bonus Plan which may be earned for performance at the threshold, target and maximum levels, respectively. Note that in 2021 the Annual Bonus Plan was split in two half year performance periods and that the amounts in this table represent the totals for both periods. See, "Compensation Discussion and Analysis — Short-Term Incentive Compensation" for more information on the terms of the performance-based bonuses in 2021.
(2)Reflects grant date fair value of RSUs computed in accordance with FASB ASC Topic 718. For additional information, see Note 13 to the Company’s audited consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
(3)Awards represent the previously communicated PSU awards that were instead granted as time-based RSUs by the Compensation Committee due to the difficulty of establishing meaningful and measurable PSU performance metrics (different from the metric already approved for the 2021 H1 ABP). See "Compensation Discussion and Analysis — Equity Awards" for more information.

40 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Outstanding Equity Awards At 2021 Year-End
The following table lists all outstanding equity awards held by our Named Executive Officers as of December 31, 2021. There were no outstanding stock options held by our Named Executive Officers as of December 31, 2021. See "Potential Payments on Termination or Change in Control" for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

Name	Grant Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Kedar Deshpande	12/10/2021 (2)	375,000	8,685,000
Damien Schmitz	10/13/2021 (3)	17,668	409,191
	10/13/2021 (4)	12,215	282,899
	4/21/2021 (5)	924	21,400
	4/21/2021 (6)	3,696	85,599
	10/16/2019 (7)	1,297	30,039
	4/17/2019 (8)	206	4,771
Dane Drobny	11/29/2021 (9)	132,634	3,071,803
	5/5/2021 (10)	8,132	188,337
	4/1/2021 (11)	12,198	282,506
	7/30/2020 (12)	15,509	359,188
	4/27/2020 (13)	29,500	683,220
	2/17/2020 (14)	5,849	135,463
	2/12/2019 (15)	4,707	109,014
	2/12/2019 (16)	33,333	771,992	33,333	771,992
	2/12/2019 (17)	7,362	170,504
	2/13/2018 (18)	455	10,538
	2/13/2018 (19)	1,812	41,966
Aaron Cooper	N/A (20)	—	—	—	—
Melissa Thomas	N/A (20)	—	—	—	—

(1)Reflects the market value of outstanding RSUs and PSUs, based on the price per share of common stock of $23.16, the closing market price on December 31, 2021. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers.
(2)RSUs vest according to the following schedule: 31,250 vested on March 10, 2022, and 31,250 will vest on each of June 10, 2022, September 10, 2022, December 10, 2022, March 10, 2023, June 10, 2023, September 10, 2023, December 10, 2023, March 10, 2024, June 10, 2024, September 10, 2024, December 10, 2024, in each case subject to Mr. Deshpande's continued employment with the Company through the applicable vesting date.
(3)RSUs vest according to the following schedule: 5,889 will vest on October 20, 2022, 5,889 will vest on October 20, 2023, and 5,890 will vest on October 20, 2024, in each case subject to Mr. Schmitz's continued employment with the Company through the applicable vesting date.
(4)RSUs vest according to the following schedule: 12,215 will vest on August 15, 2022, subject to Mr. Schmitz's continued employment with the Company through the applicable vesting date.
(5)RSUs vest according to the following schedule: 462 vested on January 20, 2022 and 462 will vest on January 20, 2023 , subject to Mr. Schmitz's employment with the Company through the applicable vesting date.
(6)RSUs vest according to the following schedule: 1,848 will vest on May 20, 2022 and 1,848 will vest on May 20, 2023, in each case subject to Mr. Schmitz's continued employment with the Company through the applicable vesting date.
(7)RSUs vest according to the following schedule: 1,297 vested on August 23, 2020, 1,297 vested on August 23, 2021, and 1,297 will vest on August 23, 2022, in each case subject to Mr. Schmitz's continued employment with the Company through the applicable vesting date.
(8)PSUs vest according to the following schedule: 206 vested on December 31, 2019, 205 vested on January 2, 2021, and 206 vested on January 2, 2022.
(9)RSUs vest according to the following schedule: 8,289 vested on February 20, 2022, 8,289 will vest on each of May 20, 2022, August 20, 2022, November 20, 2022, February 20, 2023, May 20, 2023, August 20, 2023, and November 20, 2023, 16,580 will vest on each of February 20,
41 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

2024 and May 20, 2024, and 16,581 will vest on each of August 20, 2024 and November 20, 2024 , in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.
(10)RSUs vest according to the following schedule: 4,066 vested on January 2, 2022 and 4,066 will vest on January 2, 2023, in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.
(11)RSUs vest according to the following schedule: 6,099 vested on January 2, 2022 and 6,099 will vest on January 2, 2023, in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.
(12)RSUs vest according to the following schedule: 7,752 vested on January 2, 2021, 7,754 vested on January 2, 2022, and 7,755 will vest on January 2, 2023, in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.
(13)RSUs vest according to the following schedule: 14,750 vested on each of January 2, 2021, July 2, 2021, and January 2, 2022, and 14,750 will vest on July 2, 2022, in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.
(14)RSUs vest according to the following schedule: 15,593 vested on December 20, 2020, 2,923 vested on May 20, 2021, 2,923 will vest on May 20, 2022, and 2,926 will vest on May 20, 2023, in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.
(15)PSUs vest according to the following schedule: 2,353 vested on each of December 31, 2019, January 2, 2020, and January 2, 2021, and 2,354 will vest on January 2, 2023, in each case subject to Mr. Drobny's continued employment with the Company through the applicable vesting date.
(16)PSUs vest upon the Company’s achievement of an average closing price per share of $120 or more (reflecting a 20:1 reverse stock split adjustment) for any period of 30 consecutive trading days prior to December 31, 2022, subject to Mr. Drobny's continued employment with the Company through such vesting date. Note that, even though a value is reported in this table based on the December 31, 2019 stock price, no amount would have been payable in respect of the award on such date, as the applicable stock price goal had not been achieved.
(17)RSUs vest according to the following schedule: 3,680 vested on June 5, 2020, 3,681 vested on June 5, 2021, and 3,681 will vest on each of June 5, 2022 and June 5, 2023, in each case subject to Mr. Drobny's employment with the Company as of the applicable vesting date.
(18)PSUs vest according to the following schedule: 455 vested on January 2, 2019, 456 vested on January 2, 2020, 910 vested on January 2, 2021, and 455 vested on January 2, 2022.
(19)RSUs vest according to the following schedule: 1,811 vested on March 15, 2019 and 1,811 vested on March 15, 2020, 3,622 vested on March 15, 2021, and 1,812 vested on March 15, 2022.
(20)Neither Mr. Cooper nor Ms. Thomas had any outstanding awards on December 31, 2021.

Option Exercises and Stock Vested in 2021
The following table sets forth the number of shares of common stock acquired during 2021 by our Named Executive Officers upon the vesting of RSUs and PSUs and the value realized upon such vesting. No stock options were exercised in 2021.

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Kedar Deshpande	—	—
Damien Schmitz	6,177	226,291
Dane Drobny	50,741	2,127,871
Aaron Cooper	330,401	11,000,371
Melissa Thomas	65,504	2,606,177
(1)Reflects the aggregate number of shares of common stock underlying the RSUs that vested in 2021 and the aggregate number of shares of common stock underlying the 2018, 2019, and 2020 PSUs that vested in 2021 following the Compensation Committee's prior certification of PSU performance metrics. Of the amount shown for Mr. Schmitz, 1,823 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Drobny, 22,668 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Cooper, 146,572 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Ms. Thomas, 29,208 shares of common stock were withheld to pay taxes due in connection with the vesting.
(2)Calculated by multiplying (i) the fair market value of common stock on the vesting date, which was determined using the closing price on the NASDAQ of a share of common stock on the date of vesting, or if such day is a holiday, on the immediately preceding trading day, by (ii) the gross number of shares of common stock acquired upon vesting. Of the amount shown for Mr. Schmitz, $159,509 represents net proceeds. Of the amount shown for Mr. Drobny, $1,177,999 represents net proceeds. Of the amount shown for Mr. Cooper, $6,119,480 represents net proceeds. The number of shares acquired and value shown for Mr. Cooper includes accelerated vesting of certain equity awards in connection with his termination of employment, as described in more detail below under "Separation of Named Executive Officers". Of the amount shown for Ms. Thomas, $1,444,417 represents net proceeds.

42 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Severance Benefit Agreements
Each of our Named Executive Officers was party to a severance benefit agreement with the Company (a "Severance Agreement" or the "Severance Agreements") during 2021.
Under the terms of the Severance Agreements, as amended, upon a termination of a Named Executive Officer's employment by the Company without cause, or upon a termination of employment for good reason (a “Qualifying Termination”) that is not a CIC Termination (as defined below), such individual would be eligible to receive (a) a lump sum payment in an amount equal to 12 months of such individual’s annual base salary, (b) to the extent such individual is enrolled in COBRA continuation coverage under the Company’s group health plan on the date such payment is made, an additional lump sum payment equal to 12 times the monthly COBRA premium for such coverage, (c) accelerated vesting of such individual’s time-based equity awards scheduled to vest over the 12 month period beginning on the date of termination of employment, (d) vesting of the first tranche of such individual’s performance-based equity awards (other than the special stock price PSUs) for the annual performance period in which the date of termination of employment occurs based on actual performance for the full performance period, and (e) accelerated vesting of such individual’s performance cash awards scheduled to vest over the 12 month period beginning on the date of termination of employment. In addition, Mr. Deshpande would also be eligible for a lump sum payment in an amount equal to the performance-based bonus Mr. Deshpande earned (or would have earned), if any, for the year prior to the year of Qualifying Termination based on actual performance but not to exceed the target level payout.
Upon a Qualifying Termination occurring within six months prior to, or 24 months following, a change in control (a "CIC Termination"), each Named Executive Officer would be eligible to receive (a) a lump sum payment in an amount equal to 12 months of such individual’s annual base salary, (b) to the extent such individual is enrolled in COBRA continuation coverage under the Company's group health plan on the date such payment is made, an additional lump sum payment equal to 12 times the monthly COBRA premium for such coverage, (c) a lump sum payment in an amount equal to the pro-rated portion of target performance-based bonus, based on the number of days served during the year of termination, (d) full vesting of 100% of their then-outstanding equity awards (other than the special stock price PSUs), with any performance-based equity awards deemed earned at target, and (e) full vesting of 100% of their then-outstanding performance cash awards. In addition, Mr. Cooper would also be eligible to receive any unpaid portions of his guaranteed cash bonus in lieu of ABP. Each Named Executive Officer is also subject to non-competition and non-solicitation restrictive covenants for a period of 18 months following the termination of their employment for any reason. To receive any payments or benefits under the Severance Agreements, each Named Executive Officer is required to sign and allow to become effective, within 60 days following his or her termination of employment, a release of claims in substantially the form attached to the Severance Agreements. The terms "cause," "good reason" and "change in control" are defined in the applicable Severance Agreements.

Separation of Named Executive Officers
In connection with his termination of employment, we entered into a separation agreement with Mr. Cooper on terms that were generally consistent with those provided for in his severance benefit agreement.
Pursuant to his separation agreement, Mr. Cooper received the following payments and benefits:
•A gross lump sum payment in the amount of $600,000 (less all applicable deductions and taxes), representing 12 months of base salary;
•Payment of COBRA insurance premiums (or a lump sum payment in lieu thereof) in an amount up to $26,619; and
•Accelerated vesting of the following equity awards:
▪181,441 RSUs (with an aggregate value of $4,053,392 as of the separation date); and
▪3,296 PSUs (with an aggregate value of $73,633 as of the separation date).
No severance benefits were paid in connection with Ms. Thomas's termination of employment, and 100% of her unvested equity awards were forfeited upon her termination.

Potential Payments Upon Termination or Change in Control
The table below shows the payments and benefits potentially payable to each of our Named Executive Officers upon a change in control, CIC Termination or Qualifying Termination (other than a CIC Termination) based on an assumed termination date of December 31, 2021 (other than Mr. Cooper, for whom the actual amounts received in connection with his separation from the Company are set forth above under "Separation of Named Executive Officers" and Ms. Thomas, whose employment terminated prior to December 31, 2021). The employment of the Named Executive Officers listed below did not actually terminate on December 31, 2021. The actual
43 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

amounts to be paid to such Named Executive Officers in connection with their termination of employment can only be determined at the time of such termination and will depend on the circumstances of his or her termination. In addition to the amounts shown in the table below, each Named Executive Officer is entitled to receive amounts earned during the term of employment regardless of the manner of termination, including accrued but unpaid base salary and other employee benefits to which such Named Executive Officer was entitled on the date of termination.

Executive	Payment Elements	Change in Control (no Termination) ($)	CIC Termination ($) (1)	Qualifying Termination (other than a CIC Termination)($) (2)
Kedar Deshpande	Salary (3)	—	700,000	700,000
	Performance-Based Bonus	—	— (4)	—
	Equity Awards	—	8,685,000 (7)	2,895,000 (8)
	Health Coverage (9)	—	26,556	26,556
	TOTAL	—	9,411,556	3,621,556
Damien Schmitz	Salary	—	325,000	325,000
	Performance-Based Bonus (5)	—	69,572	—
	Equity Awards	—	833,899 (7)	507,598 (8)
	Health Coverage (9)	—	7,084	7,084
	TOTAL	—	1,235,555	839,682
Dane Drobny	Salary	—	590,000	590,000
	Performance-Based Bonus (5)	—	297,425	—
	Equity Awards (6)	—	5,824,532 (7)	2,898,057 (8)
	Health Coverage (9)	—	26,556	26,556
	TOTAL	—	6,738,512	3,514,613
(1)For each of our Named Executive Officers listed in this table, amounts in this column include cash and equity acceleration benefits as a result of a CIC Termination under the Severance Agreements.
(2)For each of our Named Executive Officers listed in this table, amounts in this column include cash and equity acceleration benefits as a result of a Qualifying Termination that is not a CIC Termination under the Severance Agreements.
(3)Represents a lump sum payment in an amount equal to 12 months of such individual’s annual base salary.
(4)Mr. Deshpande was not eligible to participate in the 2021 Annual Bonus Plan due to his start date on December 10, 2022. Thus his severance benefits for 2021 would not have included a bonus consideration.
(5)Represents a lump sum payment in an amount equal to the target performance bonus; termination of employment on an earlier date would result in pro-ration of the target award based on the number of days served during the year in which the termination of employment occurred. Considering that 2021 performance-based bonus was split into two semi-annual performance periods, and that the first-half payment was made in August 2021, the performance-based bonus amounts listed in this table represent the target performance bonus for the second-half performance period of 2021 only.
(6)Represents equity acceleration as provided for in the Severance Agreements. As noted above, Mr. Drobny's special stock price PSUs are not covered by his Severance Agreement. The grant agreement for the special stock price PSUs governs their treatment on a change in control and upon terminations of employment, and no amounts would be payable as of December 31, 2021 under this agreement in respect of the special stock price PSUs based on our stock price as of such date.
(7)Represents the dollar value of 100% accelerated vesting of such individual’s service-based equity awards outstanding as of December 31, 2021 as provided by the change in control termination benefits in the Severance Agreements. These values are based on the closing price of a share of Groupon common stock on December 31, 2021.
(8)Represents the dollar value of accelerated vesting of such individual’s service-based equity awards scheduled to vest over the 12 month period following December 31, 2021. These values are based on the closing price of a share of Groupon common stock on December 31, 2021.
(9)Represents a lump sum payment equal to twelve months of Company-paid health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, including both the employer and employee portions of the cost, based on such individual’s rates and elections as of December 31, 2021.

CEO Pay Ratio
For the 2021 fiscal year, the ratio of the annual total compensation of Mr. Deshpande, our Chief Executive Officer ("CEO Compensation"), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries other than Mr. Deshpande ("Median Annual Compensation") was 188 to 1. This ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. In this summary, we refer to the employee who received the Median Annual Compensation as the "Median Employee."
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During 2021, Mr. Cooper served as our Interim Chief Executive Officer until December 10, 2021, at which time Mr. Deshpande was appointed as our Chief Executive Officer. As permitted by SEC rules, we chose to use the annual total compensation of Mr. Deshpande, who was serving as our Chief Executive Officer on December 31, 2021, to calculate our pay ratio.
For purposes of this summary, CEO Compensation was $10,077,500 and was determined as required by SEC rules by annualizing Mr. Deshpande’s base salary and including his other compensation components, including his signing bonus and the first installment of his sign-on equity award granted in December 2021 (and excluding the second installment granted in January 2022). Because we are required to annualize his base salary for purposes of this disclosure, Mr. Deshpande’s annual total compensation is greater than the total compensation as reported for him in our 2021 Summary Compensation Table.
For purposes of this summary, Median Annual Compensation was $53,570, and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2021 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. To identify the Median Employee as well as determine the median employee’s annual total compensation, the methodology and the material assumptions, adjustments, and estimates that were used are as follows:
•As permitted by the SEC, the Company used the same Median Employee identified for determining its 2020 CEO pay ratio. The Company determined that there had not been any changes to its employee population or compensation programs since 2020 that would result in a significant change to the pay ratio disclosure for 2021.
•To identify the Median Employee, we first determined our employee population as of December 31, 2020 (the "Determination Date"). We had 4,154 employees, representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries (other than our CEO) as of the Determination Date. This number did not include our then Interim CEO, Mr. Cooper, and, consistent with the applicable SEC rules, also excludes (i) any independent contractors or "leased" workers, (ii) employees on unpaid furlough or unpaid leave of absence as of 12/31/2020, and (iii) four employees from Japan due to an office closure.
•We then measured compensation for the period beginning on January 1, 2020 and ending on December 31, 2020 for these 4,154 employees (after the exclusions noted above). This compensation measurement was calculated by totaling for each employee, cash compensation paid in 2020, including regular pay (wages and salary), all variants of overtime, variants of bonus payments, and commissions; and excluding sign on bonuses.
•A portion of our employee workforce (full-time and part-time) worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year or being placed on unpaid furlough for a portion of the year as a result of the pandemic. In determining the Median Employee, we annualized the total compensation for such individuals.

45 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Equity Compensation Plan Information
The following table gives information about shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2021, including our 2008 Stock Option Plan, 2010 Stock Plan, 2011 Incentive Plan, and Employee Stock Purchase Plan. No warrants are outstanding under any of the foregoing plans. We refer to these plans and grants collectively as our Equity Compensation Plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (1)	Weighted average exercise price of outstanding options, warrants and right (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	2,300,666	—	2,470,152
Equity compensation plans not approved by security holders	—	—	—
Total	2,300,666	—	2,470,152
(1)This amount includes 0 shares that may be issued in connection with outstanding stock options, 2,284,466 shares that may be issued in connection with stock awards, and 16,200 shares that may be issued in connection with deferred stock units held by non-employee directors under the Director Compensation Plan. This amount does not include 24,449 deferred stock units that were vested as of December 31, 2021.
(2)As of December 31, 2021, 2,055,180 shares remained available for issuance under the 2011 Incentive Plan and 414,972 shares available for future issuance under the Employee Stock Purchase Plan. Permissible awards under the 2011 Incentive Plan include stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards, including awards where vesting, granting, or settlement of which is contingent upon the achievement of specific performance goals, called "performance awards" and cash incentive awards.
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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal year 2021, Peter Barris, Robert Bass, and Helen Vaid served as members of the Compensation Committee. All members of the Committee were independent directors, and no member was an employee or former employee of Groupon. During fiscal year 2021, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee.
47 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

COMPENSATION
COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
The foregoing report was submitted by the Compensation Committee of the Board and shall not be deemed to be “soliciting material” or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

Compensation Committee Peter Barris (Chair) Robert Bass Helen Vaid

48 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

AUDIT
COMMITTEE REPORT
The Audit Committee serves as the representative of the Board with respect to its oversight of:
•accounting and financial reporting processes and the audit of the Company's consolidated financial statements;
•the integrity of the Company’s consolidated financial statements;
•internal controls;
•legal compliance and ethics policies relating to accounting, internal controls and auditing matters;
•systems and policies to monitor and manage business risk;
•the independent registered public accounting firm’s appointment, qualifications, independence and compensation; and
•the performance of the Company’s internal audit function.
The Audit Committee selects the Company's independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), and approves the lead audit engagement partner, reviews the performance of the Company’s independent registered public accounting firm in the annual audit of the Company’s consolidated financial statements, including the selection and performance of the lead audit engagement partner, and reviews and approves the independent registered public accounting firm’s fees. In selecting and evaluating an independent registered public accounting firm, the Audit Committee considers such factors as the quality and efficiency of the services provided by the auditor, the auditor's capabilities and the auditor's technical expertise and knowledge of the Company's operations and industry. Each year, the Audit Committee evaluates the qualifications, performance, tenure and independence of the Company's independent auditor and determines, after also considering the impact of a change in auditor, whether to re-engage the current independent auditor. Deloitte has served as the Company’s independent registered public accounting firm since May 2017.
The Audit Committee is composed of three non-employee directors. The Board has determined that each member of the Audit Committee is independent under applicable NASDAQ and SEC rules and that Robert Bass and Ted Leonsis each qualifies as an "audit committee financial expert" under SEC rules.
The Audit Committee provides the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board. The Audit Committee reviews the Company's financial disclosures and meets privately, outside the presence of management, with the Company’s independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Company's 2021 Annual Report with management, including a discussion of accounting principles, the reasonableness of significant judgments made in connection with the audited consolidated financial statements, and disclosures in the consolidated financial statements. The Audit Committee reports on these meetings to the Board.
Management has primary responsibility for preparing the Company's consolidated financial statements and for the Company's financial reporting processes. In addition, management is responsible for establishing and maintaining adequate internal control over financial reporting.
The Audit Committee reports as follows:
1.The Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2021 with management.
2.The Audit Committee has discussed with Deloitte, the Company's independent registered public accounting firm for fiscal year 2021, the matters required to be discussed under the Public Company Accounting Oversight Board standards.
3.The Audit Committee has received the written disclosures and the letter from Deloitte pursuant to Rule 3526 of the Public Company Accounting Oversight Board, and has discussed with Deloitte its independence, including whether the provision of non-audit services is compatible with its independence.
The Audit Committee has adopted a policy that requires pre-approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee (or by one or more members of the Audit Committee pursuant to any delegated authority) of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee (or any member or
49 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

members of the Audit Committee with such delegated authority) must approve the specific service before the independent registered public accounting firm is engaged to perform such service for the Company.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Groupon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
The foregoing report was submitted by the Audit Committee of the Board and shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

Audit Committee Robert Bass (Chair) Ted Leonsis Valerie Mosley

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees of Independent Registered Public Accounting Firm
The following table presents fees billed for professional audit services rendered by Deloitte for the audit of Groupon’s annual consolidated financial statements for the years ended December 31, 2021 and 2020, and fees billed for other services rendered by Deloitte during this period.

	Year Ended December 31, 2021 ($)	Year Ended December 31, 2020 ($)
Audit Fees(1)	4,202,695	3,983,250
Audit-Related Fees(2)	168,800	40,800
Tax Fees(3)	13,600	33,100
Other Fees	—	—
Total	4,385,095	4,057,150
(1)Audit Fees. Audit fees for the 2021 and 2020 fiscal years include the aggregate fees incurred for the audit of the Company’s annual consolidated financial statements, and audit, review and attest services rendered in connection with other regulatory or statutory filings.
(2)Audit-Related Fees. Audit-related fees for the 2021 and 2020 fiscal years include services in connection with registration statements or other SEC filings and participation in sponsored educational, informational or other activities.
(3)Tax Fees. Tax fees for the 2021 and 2020 fiscal years consist of tax compliance and advisory work related to the Company’s research and development credit, tax incentives, international tax planning and intellectual property.
The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte.

51 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
The Audit Committee has established a policy for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves the terms on which the independent registered public accounting firm is engaged for the ensuing fiscal year.
The Audit Committee pre-approved all audit-related fees, tax fees and all other fees in 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Audit Committee is responsible for approving related party transactions, as defined in applicable rules promulgated by the SEC. Our Audit Committee operates under a written related party transaction policy pursuant to which all related party transactions are reviewed for potential conflicts of interest. In addition, our Code of Conduct requires that our directors and executive officers avoid situations where there will be an actual or perceived conflict of interest, and our Nominating Committee reviews potential conflicts of interest of directors. In 2016, in the ordinary course of our business, we entered into the related party transaction described below. Pursuant to our related party transaction policy, this transaction was approved by our Audit Committee.
On December 28, 2016, we entered into a sublease for portions of our office space in Chicago, Illinois to Uptake, Inc. ("Uptake"), a Lightbank LLC ("Lightbank") portfolio company. Lightbank is a private investment firm specializing in information technology companies. Eric Lefkofsky, our co-founder and member of the Board, is a co-founder and managing partner of Lightbank. The sublease was negotiated on an arm’s-length basis and is a market rate transaction on terms that the Company believes are no less favorable than would have been reached with an unrelated third party. The sublease extends through January 31, 2026 and the sublease rentals over the entire term total approximately $18.2 million. For the year ended December 31, 2021, the Company recognized $2.85 million in income from the sublease.

52 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 21, 2022 for: each person who we know beneficially owns 5% or more of our outstanding capital stock; each of our directors and director nominees; each of our Named Executive Officers; and all of our directors and executive officers as a group.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 29,914,235 shares of common stock outstanding as of April 21, 2022. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding RSUs held by that person that will vest within 60 days of April 21, 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an "*". Total percentages in the table below may not add due to rounding.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Approximate Percentage of Common Stock
Named Executive Officers and Directors
Kedar Deshpande(1)	106,814	*
Damien Schmitz(2)	12,911	*
Dane Drobny(3)	120,044	*
Aaron Cooper(4)	280,148	*
Melissa Thomas(5)	51,302	*
Peter Barris(6)	25,725	*
Robert Bass(7)	29,550	*
Eric Lefkofsky(8)	4,044,019	13.5%
Theodore Leonsis(9)	147,920	*
Valerie Mosley(10)	10,529	*
Helen Vaid(11)	10,529	*
Deborah Wahl(12)	17,967	*
All executive officers and directors as a group (13 persons)(13)	4,857,458	15.9%
5% Stockholders or Greater Stockholders (other than directors and executive officers
The Vanguard Group(14)	2,299,506	7.7%
Prentice Capital Management, LP(15)	1,879,216	6.3%
Pale Fire Capital SE(16)	4,108,994	13.7%
RPD Fund Management LLC(17)	2,273,300	7.6%
(1)Includes 61,548 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022.
(2)Includes 1,848 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022.
(3)Includes 14,893 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022.
(4)Based on a Form 4 filed with the SEC on June 8, 2021. Mr. Cooper served as our Interim Chief Executive Officer until December 10, 2021. Mr. Cooper received accelerated vesting of 181,441 RSUs and 3,296 PSUs on December 20, 2021 in connection with his termination of employment. Open market purchases or sales, if any, by Mr. Cooper of our common stock since the date that he ceased serving as our Interim Chief Executive Officer are not known by us or reported in the table.
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(5)Based on a Form 4 filed with the SEC on August 25, 2021. Ms. Thomas served as our Chief Financial Officer until November 4, 2021. Open market purchases or sales, if any, by Ms. Thomas of our common stock since the date that she ceased serving as our Chief Financial Officer are not known by us or reported in the table.
(6)Includes 13,608 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director. Also includes 4,346 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022. Does not include 30,561 shares of common stock held by PJ Barris, LLC, in which Mr. Barris is a member but has no pecuniary interest, or 9,372 shares of common stock held by PDB LLC, of which Mr. Barris is the investment advisor but has no pecuniary interest. Mr. Barris disclaims beneficial ownership of such shares of common stock.
(7)Includes 4,500 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022.
(8)Includes 3,531,149 shares of our common stock held by Green Media, LLC, an entity owned by Eric Lefkofsky (50%) and his wife, Elizabeth Kramer Lefkofsky (50%). Mr. Lefkofsky shares voting and investment control with respect to the shares held by Green Media, LLC. Also includes 413,100 shares held by the Lefkofsky Family 2020 GRAT, of which Ms. Lefkofsky is the sole trustee. Also includes 4,039 shares of common stock issuable upon vesting of RSUs that will vest within 60 days of April 21, 2022. Also includes 9,975 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director.
(9)Includes 5,348 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director. Also includes 4,270 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022.
(10)Includes 4,039 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022 and will be converted into deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan.
(11)Includes 4,039 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022.
(12)Includes 4,039 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2022 and will be converted into deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. Also includes 9,172 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon termination of service as a director.
(13)Includes 107,561 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 21, 2021, out of which 8,078 will be converted to deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. Also includes 38,103 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon termination of service as a director.
(14)Based on a Schedule 13G/A filed with the SEC on February 10, 2022. The Vanguard Group is the beneficial owner of 2,299,506 shares, with shared voting power as to 40,710 shares, sole dispositive power as to 2,240,505 shares, and shared dispositive power as to 59,001 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(15)Based on a Schedule 13G/A filed with the SEC on February 14, 2022, reporting shares of common stock beneficially owned by Prentice Capital Management, LP (“Prentice Capital”) and Michael Zimmerman. Prentice Capital serves as investment manager to an investment fund and manages investments for certain entities in managed accounts with respect to which it has voting and dispositive authority over the shares of common stock. Michael Zimmerman is the managing member of certain entities that, directly or indirectly, serve as the general partner or investment manager of the investment fund and managed accounts that own the shares of common stock. As such, he is deemed to control Prentice Capital. Prentice Capital and Michael Zimmerman have shared voting and dispositive power over the shares of common stock. The address of Prentice Capital Management, LP is 100 West Putnam Avenue-Slagle House, Greenwich, CT 06830.
(16)Based on Schedule 13D/A filed with the SEC on April 21, 2022, reporting shares of common stock beneficially owned by Pale Fire Capital SE (“Pale Fire”), Dusan Senkypl, and Jan Barta. Dusan Senkypl and Jan Barta are two control persons of Pale Fire with Mr. Senkypl serving as Chairman of its board and Mr. Barta serving as Chairman of its supervisory board. Mr. Senkypl has sole voting power and sole dispositive voting power of 1,550,043 shares and shared voting power and shared dispositive power of 1,108,507 shares. Mr. Barta has sole voting power and sole dispositive power of 1,450,444 shares and shared voting power and shared dispositive power of1,108,507 shares. Pale Fire has shared voting power and shared dispositive power of 1,108,507. The principal address of Pale Fire Capital, Dusan Senkypl and Jan Barta is Zatecka 55/14, Josefov, 110 00 Prague 1, Czech Republic.
(17)Based on the Schedule 13G filed with the SEC on March 28, 2022, reporting shares beneficially owned by RPD Fund Management LLC, RPD Opportunity LLC, RPD Opportunity Fund LP and Ahmet H. Okumus (the “RPD Reporting Persons”).The RPD Reporting Persons have shared voting and dispositive power over the shares of common stock. The principal address of the RPD Reporting Persons is c/o RPD Fund Management LLC, 767 Third Avenue, 35th Floor, New York, New York 10017.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Based on the Company’s review of these reports filed electronically with the SEC and written representations received from Reporting Persons, we believe that all of our directors and officers complied with the reporting requirements of Section 16(a) of the Exchange Act during 2021, except with respect to one Form 4 for Mr. Herauf due in April 2021 (reporting three transactions), due to inadvertent administrative errors by the Company.
54 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

IMPORTANT MEETING INFORMATION
Annual Meeting of Stockholders
TO BE HELD
June 15, 2022 | 10:00 am Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601
Although we intend to hold the Annual Meeting in person, we are monitoring the protocols that federal, state and local governments may recommend or require in light of continuing restrictions due to COVID-19. The health and well-being of our employees and our stockholders are paramount. As a result, we may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a virtual-only format over the Internet. Any such changes regarding the Annual Meeting will be announced in a press release and the filing of additional proxy materials with the SEC.

Record Date
April 21, 2022
Voting
Stockholders as of the close of business on the Record Date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.
Admission
If you are a record holder, you must provide identification, and if you hold your shares through a broker, bank or other nominee, you must also provide proof of ownership.
MEETING AGENDA
1.Elect eight directors.
Our Board unanimously recommends a vote "FOR" the election of all eight director nominees.
2.Ratify Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2022.
Our Board unanimously recommends a vote "FOR" the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2022.
3.Conduct an advisory vote to approve our Named Executive Officer compensation.
Our Board unanimously recommends a vote "FOR" the advisory approval of our Named Executive Officer compensation.
4.Approve the A&R 2011 Incentive Plan, to, among other items, increase the number of authorized shares thereunder.
Our Board unanimously recommends a vote “FOR” the approval of the A&R 2011 Incentive Plan.

5.Approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting.
Our Board unanimously recommends a vote “FOR” the Adjournment Proposal.

6.Transact other business that may properly come before the meeting.
55 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Our Director Nominees
The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

Name	Age	Director Since	Position	Independent	Other Public Boards(1)
Theodore Leonsis	66	2009	Chairman	Yes	1
Kedar Deshpande	43	2021	Director and Chief Executive Officer	No	0
Peter Barris	70	2008	Director	Yes	3
Robert Bass	72	2012	Director	Yes	2
Eric Lefkofsky	52	2006	Director	Yes	0
Valerie Mosley	62	2020	Director	Yes	2
Helen Vaid	50	2020	Director	Yes	0
Deborah Wahl	59	2017	Director	Yes	0
(1)Includes directorship in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Attendance
Each director nominee is a current director. Each current director who served as a director for the entirety of 2021 attended at least 75% of the aggregate number of meetings of the Board and each committee on which he or she sits.
See "Board of Directors" and "Proposals to be Voted on at the Meeting – Proposal 1: Election of Directors" for more information.
Executive Compensation Matters
Executive Compensation Advisory Vote
Our Board unanimously recommends that stockholders vote to approve, on an advisory basis, our Named Executive Officer compensation in 2021, as described more fully in this Proxy Statement:
Response to Unprecedented Challenges. We navigated unprecedented challenges in 2021, including market uncertainties caused by the continuously evolving nature of COVID-19 variants and resulting volatility in financial performance. While our overall executive compensation philosophy remains the same, we responded to our unique circumstances in 2021 by making certain changes to our compensation programs while balancing the goals of stability and retention with incentivizing performance.

Pay for Performance. The resulting volatility in financial performance also created challenges for establishing meaningful and motivating performance goals applicable to our incentive compensation programs. In determining 2021 executive compensation, the Compensation Committee balanced the goals of stability and retention with incentivizing performance. The 2021 performance-based bonus was split into two semi-annual performance periods due to challenges in setting meaningful and motivating full-year targets for the plan performance measures. For the first half of 2021, achievement of the bonus was based on our Adjusted EBITDA results, and for the second half of 2021, achievement of the bonus was based on the discretion of the Compensation Committee. Performance-based equity awards for 2021 were communicated to our then Named Executive Officers in February of 2021 in the form of PSUs. However, in light of the difficulty in establishing meaningful and measurable PSU performance metrics for these awards (that differed from the metric already approved for the performance-based bonus plan), these awards were instead granted as time-based RSUs (with the number of RSUs based on the target level of the previously communicated PSUs).

Sound Design. As in prior years, we designed our executive officer compensation programs in 2021 to attract, motivate and retain the key executives who drive our success. We also designed our pay packages to align the interests of our executives with those of our stockholders. We achieve our objectives through executive compensation programs that are designed to:
•Recruit and retain talented and experienced individuals who are able to navigate the unprecedented challenges and develop, implement, and deliver on long-term value creation strategies;
•Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;
•Provide a portion of compensation in elements that are directly tied to our long-term value and growth;
•Reward both company and individual performance and achievement; and
•Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.
56 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

A&R 2011 Incentive Plan
Our Board unanimously recommends that stockholders approve the A&R 2011 Incentive Plan which, among other items, would add an additional 2,500,000 shares to the available pool under the plan. As of December 31, 2021, we had 2,055,180 shares remaining available for issuance under future awards. If this increase is approved, then as of December 31, 2021, we would have had 4,555,180 shares available for issuance for future awards under the 2011 Incentive Plan. We believe that this increase in shares will allow us to continue to issue shares under the 2011 Incentive Plan for two to three additional years based on our current and anticipated grant practices. The Board believes that this increase is necessary to continue to be aligned with our business strategy and culture to attract and retain top talent, and to reward employees for strong business results and individual performance.
See “Proposals to be Voted on at the Meeting – Proposal 4: Approval of the A&R Groupon, Inc. 2011 Incentive Plan” for more information.
Information About Our Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed Deloitte as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022. Since May 2017, Deloitte has served as our independent registered public accounting firm and also has provided certain tax and other services. We ask that our stockholders ratify the selection of Deloitte as our independent registered public accounting firm for fiscal year 2022. See "Fees of Independent Registered Public Accounting Firm" and "Proposals to be Voted on at the Meeting – Proposal 2: Ratification of Independent Registered Public Accounting Firm" for more information.
57 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q: Why am I receiving these materials?
A: The Board is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Groupon's Annual Meeting of Stockholders, which will take place on June 15, 2022 (the "Annual Meeting"). Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The Notice of Internet Availability of Proxy Materials (the "Notice") is being mailed on or about April 27, 2022 in connection with the solicitation of proxies on behalf of the Board.
Q: What information is contained in these materials?
A: The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of certain of our executive officers and our directors, and certain other required information. Groupon's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which includes our audited consolidated financial statements, is also enclosed with this Proxy Statement.
Q: What proposals will be voted on at the Annual Meeting?
A: There are five proposals to be voted on at the Annual Meeting:
•Elect the eight director nominees listed in this Proxy Statement to serve on our Board.
•Ratify the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2022.
•Conduct an advisory vote to approve our Named Executive Officer compensation.
•Approve the A&R 2011 Incentive Plan.
•Approve the Adjournment Proposal.
As of the date of this Proxy Statement, we are not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
Q: How does the Board recommend that I vote?
A: The Board recommends that you vote:
"FOR" the election of each of the eight director nominees named in this Proxy Statement.
"FOR" the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2022.
"FOR" the advisory approval of our Named Executive Officer compensation.
"FOR" the A&R 2011 Incentive Plan.
"FOR" the Adjournment Proposal.
Q: Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?
A: Pursuant to the rules of the SEC, we have provided access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners as of the Record Date. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice. In addition, the Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
58 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Q: How many shares are entitled to vote?
A: Each share of Groupon’s common stock outstanding as of the close of business on April 21, 2022, the Record Date, is entitled to vote at the Annual Meeting. At the close of business on the Record Date, 29,914,235 shares of common stock were outstanding and entitled to vote. Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date. The shares you are entitled to vote include shares that are (i) held of record directly in your name, including shares issued under Groupon’s equity incentive plans and (ii) held for you as the beneficial owner through a stockbroker, bank, or other nominee.
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Many stockholders of Groupon hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:
Shares held of record
If your shares are registered directly in your name with Groupon’s transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Groupon. As a stockholder of record, you have the right to grant your voting proxy directly to Groupon or to vote in person at the Annual Meeting. Groupon has enclosed a proxy card for you to use. You may also submit voting instructions via the Internet or by telephone as described below under "How can I vote my shares without attending the Annual Meeting?"
Shares owned beneficially
If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Your broker, bank, or other nominee has enclosed a voting instruction form for you to use to direct the broker, bank, or other nominee as to how to vote your shares. Many brokers or banks also offer voting via the Internet or by telephone. Please refer to the voting instruction form provided by your broker, bank, or other nominee for instructions on the voting methods they offer.
Q: May I attend the Annual Meeting?
A: You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of April 21, 2022. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank, or other nominee, you will also need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker or a copy of a brokerage statement showing your share ownership as of April 21, 2022. Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Photography and video are prohibited at the Annual Meeting. Attendees will be subject to security inspections.
Although we intend to hold the Annual Meeting in person, we are monitoring the protocols that federal, state and local governments may recommend or require in light of continuing restrictions due to COVID-19. The health and well-being of our employees and our stockholders are paramount. As a result, we may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a virtual-only format over the Internet. Any such changes regarding the Annual Meeting will be announced in a press release and the filing of additional proxy materials with the SEC.
Q: How can I vote my shares in person at the Annual Meeting?
A: Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, Groupon recommends that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.
Q: How can I vote my shares without attending the Annual Meeting?
A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy via the Internet, by telephone, or by completing and mailing your proxy card in the enclosed pre-paid envelope. Telephone and Internet voting facilities for stockholders of record will be available 24 hours per day. You may vote over the telephone or via the Internet until 10:59 p.m. Central Time on June 14, 2022. If you hold your shares beneficially in street name, your broker or bank
59 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

may offer voting via the Internet or by telephone or you may mail your voting instruction form in the enclosed prepaid envelope. Please refer to the enclosed materials for details.
Q: Can I change my vote or revoke my proxy?
A: If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:
•delivering a timely written notice of revocation to our Corporate Secretary at our corporate headquarters (600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, Attention: Corporate Secretary);
•submitting a new, later dated proxy via the Internet, by telephone, or by mail to our Corporate Secretary at our corporate headquarters; or
•attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke a proxy).
If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee.
Q: How are votes counted?
A: In the election of directors, you may vote "FOR" or "WITHHOLD" with respect to each of the nominees. In tabulating the voting results for the election of directors, only votes “FOR” director nominees are counted. "WITHHOLD" votes will not have an effect on the outcome of the election of directors.
For the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2022, the advisory vote to approve our Named Executive Officer compensation, the A&R 2011 Incentive Plan and the Adjournment Proposal, you may vote "FOR," "AGAINST," or "ABSTAIN" with respect to each of these proposals. If you elect to abstain from voting on any of these proposals, the abstention will have the same effect as an "AGAINST" vote with respect to such proposal.
If you sign and return your proxy card or voting instruction form without giving specific voting instructions, your shares will be voted as recommended by our Board. If you are a beneficial holder and do not return a voting instruction form, your broker may only vote on the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal year 2022 and the Adjournment Proposal, which are the only "routine matters" on our agenda. For additional information regarding treatment of "routine" and "non-routine" matters, please see "What are broker non-votes and what effect do they have on the proposals?" below.
Q: Who will count the votes?
A: A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.
Q: What is the quorum requirement for the Annual Meeting?
A: The quorum requirement for holding and transacting business at the Annual Meeting is a majority of the aggregate voting power of the capital stock entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
Q: What is the voting requirement to approve each of the proposals?
A: Directors will be elected by a plurality of the votes cast in the election of directors. A plurality means that the eight persons receiving the highest number of affirmative "FOR" votes at the Annual Meeting will be elected.
The affirmative vote of a majority of the votes represented by shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve each of the following proposals: (i) the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2022, (ii) the advisory vote to approve our Named Executive Officer compensation, (iii) the A&R 2011 Incentive Plan and the (iv) the Adjournment Proposal.
Q: What are broker non-votes and what effect do they have on the proposals?
A: Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.
A broker is entitled to vote shares held for a beneficial owner on "routine" matters without instructions from the beneficial owner of those shares. The ratification of the appointment of Deloitte as our independent registered public accounting firm and the Adjournment Proposal are routine matters. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to
60 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

vote shares held for a beneficial owner on "non-routine" matters, such as the election of our directors, the advisory vote to approve our Named Executive Officer compensation and the A&R 2011 Incentive Plan.
If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors, the advisory vote to approve our Named Executive Officer compensation and the A&R 2011 Incentive Plan. If you hold your shares in street name and you do not instruct your broker, bank, or other nominee how to vote in the election of directors, no votes will be cast on your behalf.
Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business at the Annual Meeting, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and, therefore, will have no effect on the outcome of the vote on the election of directors, which requires a plurality of votes cast at the Annual Meeting, or the advisory vote to approve our Named Executive Officer compensation, and the A&R 2011 Incentive Plan, each of which requires a majority of votes present and entitled to vote at the Annual Meeting. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on such "non-routine" matters and will not be counted in determining the number of shares necessary for approval.
Q: What does it mean if I receive more than one proxy card or voting instruction form?
A: It means your shares are registered under different names or are held in more than one account. Please provide voting instructions for each proxy card and voting instruction form you receive to ensure that all of your shares are voted.
Q: Where can I find the voting results of the Annual Meeting?
A: We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an amended Form 8-K with the SEC to disclose the final voting results.
Q: Who will bear the cost of soliciting votes for the Annual Meeting?
A: The Board is soliciting your proxy to vote your shares of common stock at the Annual Meeting. Groupon will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Groupon will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Groupon may reimburse brokerage firms and other persons representing beneficial owners of shares for their out-of-pocket expenses in forwarding solicitation materials to such beneficial owners. Solicitations may also be made by personal interview, mail, telephone, facsimile, email, or otherwise by directors, officers, and other employees of Groupon, but Groupon will not additionally compensate its directors, officers, or other employees for these services.
Q: How can I get electronic access to the Proxy Statement and Annual Report?
A: The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet and request that we send our future proxy materials to you by mail or by email. By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.
Q: How do I obtain a separate set of proxy materials if I share an address with other stockholders?
A: To reduce expenses, in some cases, we are delivering one set of proxy materials to certain stockholders who share an address, unless otherwise requested. This delivery method is referred to as "householding" and can result in cost savings to us. A separate proxy card is included in the proxy materials for each of these stockholders. If you reside at such an address and wish to receive a separate copy of the proxy materials, including our annual report, you may contact Broadridge Financial Solutions, Inc. by telephone at 1-866-540-7095 or mail at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department or Groupon’s Investor Relations by telephone at 312-334-1579 or mail at 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, Attention: Investor Relations.
You may also contact Broadridge or Groupon’s Investor Relations at the telephone numbers and addresses above if you would like to receive separate proxy materials in the future or if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.
61 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Q: How can I obtain an additional proxy card or voting instruction form?
A: If you lose, misplace, or otherwise need to obtain a proxy card or voting instruction form and:
•you are a stockholder of record, contact Groupon’s Investor Relations by mail at 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, email at IR@groupon.com or by telephone at 312-334-1579; or
•you are the beneficial owner of shares held indirectly through a broker, bank, or other nominee, contact your account representative at that organization.
Q: Who is the Company's proxy solicitor?
A: The Company has engaged a proxy solicitor, D.F. King & Co., Inc., to encourage voting by our stockholders for a base fee of $15,500, plus reimbursable expenses and customary charges. Proxies may also be solicited by certain of the directors, officers and employees of the Company, without additional compensation. The Company will bear the cost of soliciting proxies. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.
If you have any other questions about the Annual Meeting or how to vote or revoke your proxy, you may contact our proxy solicitor at D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 or by telephone at 800-829-6551.
62 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

PROPOSALS TO BE VOTED
ON AT THE MEETING
Proposal 1
Election of Directors
Our Board currently has eight members. See "Board of Directors." Set forth below is a list of the eight director nominees for election at the Annual Meeting to hold office for a one-year term until the next annual meeting of stockholders. Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominees were evaluated and recommended by the Nominating Committee in accordance with its charter and our Corporate Governance Guidelines. For additional information about the nominees and their qualifications, please see "Board of Director Biographies."
Each director nominee listed below has consented to being named in this Proxy Statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.
Our Board unanimously recommends a vote "FOR" the election to the Board of each of the following nominees:

Name	Position	Independent
Theodore Leonsis	Chairman of the Board	Yes
Kedar Deshpande	Director and Chief Executive Officer	No
Peter Barris	Director	Yes
Robert Bass	Director	Yes
Eric Lefkofsky	Director	Yes
Valerie Mosley	Director	Yes
Helen Vaid	Director	Yes
Deborah Wahl	Director	Yes
Proxies solicited by the Board will be voted "FOR" each of the director nominees named above unless stockholders specify a contrary vote.
Proposal 2
Ratification of Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed Deloitte as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022. During 2021, Deloitte served as our independent registered public accounting firm and also provided certain tax and other services. For additional information, see "Independent Registered Public Accounting Firm—Fees of Independent Registered Public Accounting Firm." Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Groupon and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Deloitte are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2022 requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.
Our Board unanimously recommends a vote "FOR" the ratification of Deloitte as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.
63 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Proposal 3
Advisory Approval of Our Named Executive Officer Compensation
As required by Section 14A of the Exchange Act, we are asking for your advisory vote to approve the following resolution (the "say-on-pay" resolution):
"RESOLVED, that the stockholders approve, in a nonbinding vote, the compensation of the company’s Named Executive Officers, as disclosed in this Proxy Statement."
Advisory approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.
We intend to offer our stockholders the opportunity to cast an advisory vote on executive compensation on an annual basis. Because your vote on the compensation of our Named Executive Officers is advisory, it will not be binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding compensation of our Named Executive Officers.
We are asking that stockholders vote to support the foregoing "say-on-pay" resolution, for the following reasons:
Response to Unprecedented Challenges. As discussed above, we navigated unprecedented challenges in 2021, including market uncertainties caused by the continuously evolving nature of COVID-19 variants and resulting volatility in financial performance. While our overall executive compensation philosophy remains the same, we responded to our unique circumstances in 2021 by making certain changes to our compensation programs while balancing the goals of stability and retention with incentivizing performance.
Pay for Performance. The resulting volatility in financial performance also created challenges for establishing meaningful and motivating performance goals applicable to our incentive compensation programs. In determining 2021 executive compensation, the Compensation Committee balanced the goals of stability and retention with incentivizing performance. The 2021 performance-based bonus was split into two semi-annual performance periods due to challenges in setting meaningful and motivating full-year targets for the plan performance measures. For the first half of 2021, achievement of the bonus was based on our Adjusted EBITDA results, and for the second half of 2021, achievement of the bonus was based on the discretion of the Compensation Committee. Performance-based equity awards for 2021 were communicated to our then Named Executive Officers in February of 2021 in the form of PSUs. However, in light of the difficulty in establishing meaningful and measurable PSU performance metrics for these awards (that differed from the metric already approved for the performance-based bonus plan), these awards were instead granted as time-based RSUs (with the number of RSUs based on the target level of the previously communicated PSUs).
Sound Design. As in prior years, we designed our executive officer compensation programs in 2021 to attract, motivate and retain the key executives who drive our success. We also designed our pay packages to align the interests of our executives with those of our stockholders. We achieve our objectives through executive compensation programs that are designed to:
•Recruit and retain talented and experienced individuals who are able to navigate the unprecedented challenges and develop, implement, and deliver on long-term value creation strategies;
•Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;
•Provide a portion of compensation in elements that are directly tied to our long-term value and growth;
•Reward both company and individual performance and achievement; and
•Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.
Our Board unanimously recommends a vote "FOR" the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

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Proposal 4
Approval of the Amendment and Restatement of the Groupon, Inc. 2011 Incentive Plan
We are requesting that our stockholders approve an amendment and restatement (the “Amendment”) of the 2011 Incentive Plan, which was established effective August 17, 2011, and has been amended several times since that date, most recently on June 13, 2019. The 2011 Incentive Plan was first approved by stockholders in 2012. The Amendment has been approved and adopted by our Board, subject to approval by our stockholders, and is now being submitted for stockholder approval, with an effective date of June 15, 2022, in order to, among other items, approve an additional 2,500,000 shares to be authorized for issuance under the 2011 Incentive Plan. The key terms of the Amendment are described in additional detail below.

Key Terms

We are requesting that our stockholders approve the Amendment, which would add 2,500,000 shares to the 2011 Incentive Plan. As of December 31, 2021, we had 2,055,180 shares remaining available for issuance of future awards under the 2011 Incentive Plan. If this increase is approved, then as of December 31, 2021, we would have had 4,555,180 shares available for issuance for future awards under the 2011 Incentive Plan. We believe that this increase in shares will allow us to continue to issue shares under the 2011 Incentive Plan for two to three years based on our current and anticipated grant practices, subject to oversight and approval of the Compensation Committee. The Board believes that this increase is necessary to continue to be aligned with our business strategy and culture to attract and retain talent, and to reward employees for strong business results and individual performance. The closing trading price of a share of Groupon common stock on the Nasdaq global select market on April 25, 2022 was $20.09.

In addition to the increase in shares available for issuance as described above, the Amendment would also result in the following material differences to the 2011 Incentive Plan, as currently in effect:

•The Amendment updates the annual limit applicable to equity awards under the 2011 Incentive Plan;

•The Amendment provides that in the event that we acquire an entity which has shares available under a pre-existing plan approved by that entity’s stockholders, the shares available for grant pursuant to the terms of such pre-existing plan may be used for Awards under the 2011 Incentive Plan and shall not reduce the shares available for issuance; provided, that any such awards shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan and shall only be made to individuals who were not employed by or providing services to us immediately prior to such acquisition or combination;

•The Amendment provides for the automatic exercise of options and SARs that are “in the money” at their expiration date and provides that if an expiration date for an option or SAR falls during a blackout period, the expiration date shall automatically be extended until 30 calendar days after the end of the blackout period;

•The Amendment incorporates certain other technical revisions in response to changes in the law and other clarifying changes; and

•The Amendment extends the term of the 2011 Incentive Plan to June 15, 2032 (10 years from the effective date of the Amendment).

Equity Usage

In developing our share request for the 2011 Incentive Plan and analyzing the impact of utilizing equity on our stockholders, the Board considered our equity usage and “overhang.” As of December 31, 2021, we had 2,055,180 shares remaining available for issuance of future awards under the 2011 Incentive Plan.

Equity usage provides a measure of the potential dilutive impact of our annual equity award program. Set forth below is a table that reflects our equity usage for 2019, 2020 and 2021, as well as the average over those years.

Fiscal Year	Award Shares Granted	Basic Weighted Average Number of Common Shares Outstanding	Gross Equity Usage (1)
2019	1,466,138	28,370,417	5.2%
2020	1,836,665	28,604,115	6.4%
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2021	2,150,963	29,365,880	7.3%
Three Year Average	1,817,922	28,780,137	6.3%

(1)	“Gross Equity Usage” is defined as the number of equity awards granted in the year divided by the basic weighted average number of common shares outstanding.
Overhang is a measure of potential dilution and is defined as (i) the sum of (a) the total number of shares underlying all equity awards outstanding and (b) the total number of shares available for future award grants, divided by (ii) the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for future award grants and (c) the basic weighted average common shares outstanding for the most recently completed fiscal year. Our overhang at December 31, 2021 was 12.9% (excluding the impact of the new share request). If the 2,500,000 shares proposed to be authorized for grant under the 2011 Incentive Plan are included in the calculation, our overhang would have been 18.9% at December 31, 2021, which assumes no repurchases under our stock existing repurchase program.

If we do not obtain requisite stockholder approval of the Amendment to our 2011 Incentive Plan as described above, the current 2011 Incentive Plan will remain in effect.

Equity Compensation Plan

The following is a summary of the key provisions of the 2011 Incentive Plan, as proposed to be amended and restated by the Amendment. This summary, however, does not purport to be a complete description of all the provisions of the 2011 Incentive Plan and is qualified in its entirety by the copy of the 2011 Incentive Plan, as proposed to be amended and restated, which is attached as Appendix B.

Purpose of the 2011 Incentive Plan. The 2011 Incentive Plan provides a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents and other service providers to Groupon through the acquisition of a larger personal financial interest in Groupon.

Eligible Award Recipients. Officers and other employees of Groupon or its subsidiaries, as well as non-employee directors and consultants, independent contractors and agents of Groupon or its subsidiaries are eligible to participate in the 2011 Incentive Plan. There are currently 3 executive officers, approximately 1200 other employees, and 7 non-employee directors that are eligible to participate. Although they are eligible for awards, it is the Company’s current practice to grant awards to consultants and independent contractors only occasionally. In 2021, we granted awards under the 2011 Incentive Plan to 5 executive officers, 1395 other employees and 8 non-employee directors, and zero consultants or independent contractors. Subject to the terms and conditions of the 2011 Incentive Plan, the Compensation Committee will determine and designate, in its discretion, from time to time, from among these categories those persons who will be granted one or more awards under the 2011 Incentive Plan.

Administration. The 2011 Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the discretion to grant awards under the 2011 Incentive Plan, to determine the terms thereof, to interpret the provisions of the 2011 Incentive Plan and to take action as it deems necessary or advisable for the administration of the 2011 Incentive Plan. The Compensation Committee may provide a limited delegation of authority to Groupon’s management to approve certain awards under the 2011 Incentive Plan.

Number of Authorized Shares. The 2011 Incentive Plan provides for awards during the term of the 2011 Incentive Plan with respect to a maximum of 9,375,000 shares of common stock, which amount will be increased to 11,875,000 shares if this proposal is approved, subject to adjustment as described below (the “Share Pool”). Under the terms of the 2011 Incentive Plan, up to 1,500,000 shares may be granted as incentive stock options (“ISOs”) (discussed below). The maximum number of shares that may be covered by awards granted to any one participant during any calendar year shall not exceed $25,000,000 in value (calculating the value of any such Awards determined either as of the grant date or, if specified in the documentation creating the award, determined as based on the average Fair Market Value over a specified period) (and the maximum number of shares covered by awards granted to any non-employee director (based on grant date value) may not exceed $750,000 in value in any calendar year, when taken together with any cash fees paid to such director in that year with respect to such director's service as a director of the Company). The maximum amount payable pursuant to a cash incentive award to any participant during any calendar year is $5,000,000. The number and class of shares available under the 2011 Incentive Plan and/or subject to outstanding awards will be equitably adjusted by the Compensation Committee (as determined by the Compensation Committee in its sole discretion) in the event of various changes in the capitalization of Groupon to preserve the benefits or potential benefits of the awards. To the extent that an award under the 2011 Incentive Plan expires, is canceled, forfeited, or otherwise terminated without delivery of shares, the shares retained by or returned to Groupon generally will be available for future grants under the 2011 Incentive Plan. In addition, in the case of any award granted in assumption of or in substitution for an award of a company or business acquired by Groupon or a subsidiary or affiliate or with which Groupon or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitution award will not be counted against the Share Pool or the limit on the number of shares that may be covered by awards granted to any one participant during any calendar year; further, if the acquired business has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for future grants under the 2011 Incentive Plan and shall not reduce the Share Pool; provided, that Awards using such available shares from the pre-existing plan shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing
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services to Groupon and its subsidiaries and affiliates immediately prior to such acquisition or combination, Shares subject to an award under the 2011 Incentive Plan may again be made available for issuance under the Plan if such shares are: (i) shares that were subject to a stock-settled SAR (as defined below) and were not issued or delivered upon the net settlement of such SAR; and (ii) shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to an outstanding award.

Type of Awards. The following forms of awards may be granted to eligible award recipients, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) ISOs; (ii) nonstatutory stock options (“NSOs”); (iii) share-settled or cash-settled stock appreciation rights (“SARs”); (iv) full value awards, including restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares and performance share units; and (v) cash incentive awards.

Options and Stock Appreciation Rights. The Compensation Committee is authorized to grant ISOs, NSOs and SARs. Except with respect to options/SARs that are assumed, substituted or converted in connection with certain corporate transactions (“substitute awards”), the exercise price per share of an option will in no event be less than 100% (or less than 110% for certain ISO grants) of the fair market value per share of Groupon common stock underlying the award on the date of grant and may be exercised on a “net exercise” basis. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that the exercise price of a freestanding SAR will be fixed as of the date of grant and will not be less than the fair market value of a share of common stock on the grant date. Without the approval of stockholders, Groupon will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” within the meaning of the rules of the NASDAQ.

The Compensation Committee will set the terms and conditions of vesting and exercise for options and SARs, and the Compensation Committee will determine the methods by which an option or SAR may be exercised. Upon the exercise of a SAR, the participant is entitled to receive shares having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of common stock as of the date of exercise over (ii) the exercise price of the shares covered by the SAR, or the portion thereof being exercised. As a general matter, options and SARs (other than substitute awards, as applicable) granted under the 2011 Incentive Plan will have a minimum vesting period of one year, except that the exercisability and vesting of options and SARs (i) will be fully accelerated upon the death of the participant and (ii) may be accelerated (in whole or in part) as determined by the Compensation Committee in the event of a participant’s disability, retirement or involuntary termination in connection with a change in control.

Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the grant date; provided, however, that unless otherwise provided by the Compensation Committee each vested and exercisable Option and SAR outstanding on the expiration date with an exercise price that is less than the fair market value per share of Groupon common stock as of such date shall automatically be exercised on the expiration date, and provided further that that if the expiration date falls during a blackout period, the expiration date may be automatically be extended until 30 calendar days after the end of the blackout period.

Full Value Awards. The Compensation Committee may grant full value awards in the form of restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares or performance share units to participants. The grant, issuance, retention, vesting and/or settlement of such full value awards will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of these full value awards subject to continued employment, passage of time and/or performance conditions (or, in the case of performance share units, a combination of the foregoing) as deemed appropriate by the Compensation Committee. However, any time-based service restrictions on full value awards will immediately lapse upon the death of the participant.

Holders of restricted stock have all the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the 2011 Incentive Plan or any award document relating to the restricted stock and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee. Holders of restricted stock units and deferred stock units will not have any such stockholder rights until shares have been issued to them upon vesting, although the Compensation Committee may provide for dividend equivalent rights. No dividends or dividend equivalents will be paid on restricted stock units, deferred stock units or performance share unit awards prior to vesting, or if applicable, the satisfaction of the underlying performance conditions.

Cash Incentive Awards. The Compensation Committee may grant cash incentive awards that may be contingent on the achievement of a participant’s performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to other conditions, restrictions and contingencies, as determined by the Compensation Committee. Cash incentive awards may include the right to receive payment of cash or shares having the value equivalent to the cash otherwise payable.

Certain Events of Forfeiture. The Compensation Committee has the discretion to add forfeiture provisions to any grant under the 2011 Incentive Plan, including forfeiture for violation of a restrictive covenant set forth in any applicable award agreement.

Change in Control. In the event of a change in control of Groupon, the Board has discretion to take such actions as it deems appropriate including, but not limited to requiring that outstanding options and SARs or other equity awards become fully vested and exercisable and, in certain cases, paid to participants and providing that the performance period applicable to performance-based awards will lapse and/or the performance goals for such awards will be deemed to be satisfied. If the company resulting from, surviving or succeeding Groupon following a change in control transaction does not assume or substitute an outstanding award in accordance with the terms of the 2011 Incentive Plan, then the outstanding award will become fully vested or exercisable immediately prior to the change in control (with performance conditions deemed satisfied at the level determined by the Compensation Committee in its sole discretion).
67 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

Clawback Policy. Any compensation earned or paid under the 2011 Incentive Plan is subject to forfeiture, recovery by Groupon, or other action pursuant to the Groupon Clawback Policy, adopted on October 14, 2021, including without limitation any such policy amendments which Groupon may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Adjustments to Shares. In the event there is a change in the capital structure of Groupon as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holdings shares other than regular cash dividends, the Compensation Committee shall make an equitable adjustment (in the manner and form determined in the Compensation Committee’s sole discretion) in the number of shares and forms of the awards authorized to be granted under the 2011 Incentive Plan, including any limitation imposed on the number of shares with respect to which an award may be granted in the aggregate under the 2011 Incentive Plan or to any participant, and make appropriate adjustments (including exercise price) to any outstanding awards.

Tax Withholding and Tax Offset Payments. The Compensation Committee is authorized to withhold from awards and related payments amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award by withholding common stock or other property to satisfy such withholding requirements or by taking certain other actions. For participants who are subject to Section 16 of the Exchange Act, shares will be withheld from the applicable equity-based award to satisfy withholding obligations, unless otherwise determined by the Compensation Committee. In addition, shares withheld under the 2011 Incentive Plan may be used to satisfy the tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

Term of 2011 Incentive Plan. Unless earlier terminated by the Board, the authority of the Compensation Committee to make grants under the 2011 Incentive Plan will terminate on the date that is ten years after the date upon which the Board adopted the Amendment.

Amendment and Termination. The Board may suspend, amend or terminate the 2011 Incentive Plan; provided, however, that Groupon’s stockholders will be required to approve any amendment (i) to the extent required by law or the NASDAQ rules; or (ii) that would alter the 2011 Incentive Plan’s provisions restricting Groupon’s ability to grant options and SARs with an exercise price that is not less than the fair market value of the underlying options or SARs with an exercise price that is not less than the fair market value of the underlying common stock.

Awards granted prior to a termination of the 2011 Incentive Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2011 Incentive Plan will adversely affect the rights of a participant in awards previously granted without such participant’s consent.

Certain Federal Income Tax Consequences. The following is a general description of certain significant United States federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to Groupon and participants in connection with awards under the 2011 Incentive Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. Because individual circumstances may vary, we advise all participants to consult their own tax advisor concerning the tax implications of awards granted under the 2011 Incentive Plan.

The grant of options under the 2011 Incentive Plan will not, in itself, result in the recipient of the option realizing taxable income or Groupon realizing an income tax deduction. However, the transfer of shares to an option holder upon exercise of the option may or may not give rise to taxable income to the option holder and a tax deduction for Groupon, depending upon whether such option is a NSO or an ISO.

The exercise of an NSO by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for Groupon, in the amount equal to the excess of fair market value of the shares received at the time of exercise over the exercise price. Any subsequent gain that the option holder recognizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

The exercise of an ISO generally does not result in the immediate recognition of taxable ordinary income by the option holder; however, for purposes of the alternative minimum tax under the United States tax laws, the excess of the fair market value of the shares acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares received pursuant to the exercise of the ISO within the earlier of: (i) two years after the date of the grant of the ISO, or (ii) one year after the date of exercise, a subsequent sale of such shares will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Groupon.

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise of an ISO, then the special tax rule described in the preceding paragraph does not apply and the exercise is treated as though the option exercised as an NSO. Furthermore, if such recipient disposes of shares acquired upon the timely exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) fair market value of such shares on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, Groupon generally will be entitled to an income tax deduction equal to the amount
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recognized as ordinary income. Any gain realized in such disposition in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for Groupon. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any of our shares received as of the exercise date are taxable to the participant as ordinary income and deductible by Groupon.

A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, prior to the lapse of restrictions applicable to that stock, or dividend equivalents paid with respect to unvested restricted stock units, will be taxable as compensation income to the participant.

Generally, a participant will recognize taxable ordinary income in connection with restricted shares when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares subject to the award on the date of the award. If a participant makes such an election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.

Assuming compliance with the applicable reporting requirements, Groupon will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the same taxable year that the participant recognizes that ordinary income. The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for Groupon. The amount of cash received or the then-current fair market value of shares received following vesting and delivery of the underlying shares with respect to the restricted stock unit is taxable to the recipient as ordinary income and deductible by Groupon.

The granting of full value awards (such as restricted stock units, deferred stock units and performance share units) or cash incentive awards subject to performance conditions generally should not result in the recognition of taxable income by the recipient or a tax deduction by Groupon. The payment or settlement of any such award should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash received or the then-current fair market value of the shares received, and a corresponding tax deduction by Groupon. If shares or any portion of the cash settlement covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and Groupon will be similar to the tax consequences of restricted stock awards, previously described. If the award consists of unrestricted shares, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and Groupon will be entitled to a corresponding tax deduction.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2011 Incentive Plan in connection with a “change of control” may be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Groupon would be denied a tax deduction for the excess parachute payment.

New Plan Benefits under the A&R 2011 Incentive Plan

Other than the annual grant of restricted stock units and the award of deferred stock units to our non-employee directors under our Non-Employee Directors’ Compensation Plan (as set forth in the table below), equity-based or cash compensation awards to be granted in the future under the 2011 Incentive Plan, as amended, to eligible individuals, including current and future employees, officers and directors, cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee. For an understanding of the equity-based compensation awards made in the past to our executives, see the “Grants of Plan-Based Awards in 2021 ” table and the “ Outstanding Equity Awards at 2021 Year-End ” table.

Name and Position	Dollar Value (1)
Kedar Deshpande, Chief Executive Officer	N/A
Damien Schmitz, Interim Chief Financial Officer	N/A
Dane Drobny, Chief Administrative Officer and General Counsel	N/A
Aaron Cooper, Former Interim Chief Executive Officer	N/A
Melissa Thomas, Former Chief Financial Officer	N/A
Executive Group Total	N/A
Non-Executive Director Group	$1,511,667
Non-Executive Officer Employee Group	N/A
69 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

(1)
The amount disclosed is equal to the total dollar value of all annual stock grants to be issued to our non-employee directors following the Annual Meeting, including the total dollar value of any portion of the annual cash retainer that any non-employee director elected to defer into an award of deferred stock units. Share figures will be determined by dividing the dollar value by the closing share price on the date of the Annual Meeting (rounded to the nearest share).

Unfunded and Unqualified Plan. The 2011 Incentive Plan is intended to be an unfunded plan and is not qualified under Section 401 of the Code. In addition, the 2011 Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Vote required. Approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.

Our Board unanimously recommends a vote "FOR" the Amendment and Restatement of the 2011 Incentive Plan.
Proxies solicited by the Board will be voted "FOR" this proposal unless stockholders specify a contrary vote.

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Proposal 5
Approval of the Adjournment Proposal
We are requesting that our stockholders approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting.

The Adjournment Proposal will only be submitted for a vote at the Annual Meeting in the event there are insufficient votes at the time of the Annual Meeting to approve the other proposals in this Proxy Statement. If the Adjournment Proposal is submitted for a vote at the Annual Meeting and our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of any of the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of a proposal such that the proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of any of the proposals if there are insufficient votes to approve such proposal at the time of the Annual Meeting.

Vote required. Approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.

Our Board unanimously recommends a vote "FOR" the Adjournment Proposal.
Proxies solicited by the Board will be voted "FOR" this proposal unless stockholders specify a contrary vote.
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PROPOSALS OF STOCKHOLDERS FOR 2023 ANNUAL MEETING
Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting pursuant to Rule 14a-8 under the Exchange Act must submit their proposals so that they are received at Groupon’s principal executive offices on December 30, 2022. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.
In order to be properly brought before the 2023 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Corporate Secretary of Groupon at its principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date on which Groupon first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than December 30, 2022, and no later than January 31, 2023, unless our Annual Meeting date occurs more than 30 days before or 60 days after June 15, 2023. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2023 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.
In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees, other than Groupon nominees must provide notice that sets forth the information required by Rule 14a-10 under the Exchange Act no later than 60 days before the first anniversary of the preceding year's annual meeting.
To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Groupon will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.
Notices of intention to present proposals at the 2023 annual meeting of stockholders must be addressed to: Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.
Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which we filed with the SEC, including the consolidated financial statements and schedules. If the person requesting the report was not a stockholder of record on April 21, 2022, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to Corporate Secretary, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654.
DATED: April 27, 2022

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APPENDIX A
Adjusted EBITDA Information and Reconciliation
Non-GAAP Financial Measure
In addition to financial results reported in accordance with U.S. GAAP, we have provided the non-GAAP financial measure, Adjusted EBITDA. This non-GAAP financial measure, which is presented on a continuing operations basis,
Adjusted EBITDA. Adjusted EBITDA is a non-GAAP performance measure that we define as Income (loss) from continuing operations excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation, acquisition-related expense (benefit), net and other special charges and credits, including items that are unusual in nature or infrequently occurring. Our definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key measure used by our management and Board of Directors to evaluate operating performance, generate future operating plans and make strategic decisions for the allocation of capital. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and Board of Directors. However, Adjusted EBITDA is not intended to be a substitute for Income (loss) from continuing operations.
We exclude stock-based compensation expense and depreciation and amortization because they are primarily non-cash in nature and we believe that non-GAAP financial measures excluding those items provide meaningful supplemental information about our operating performance and liquidity. Acquisition-related expense (benefit), net is comprised of the change in the fair value of contingent consideration arrangements and external transaction costs related to business combinations, primarily consisting of legal and advisory fees. The composition of our contingent consideration arrangements and the impact of those arrangements on our operating results vary over time based on a number of factors, including the terms of our business combinations and the timing of those transactions. For the year ended December 31, 2021, special charges and credits included charges related to our restructuring plan, goodwill and long-lived asset impairments and strategic advisor costs. We exclude special charges and credits from Adjusted EBITDA because we believe that excluding those items provides meaningful supplemental information about our core operating performance and facilitates comparisons with our historical results.
Non-GAAP Reconciliation
The following is a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP financial measure, Income (loss) from continuing operations for the year ended December 31, 2021 (in thousands):

Income (loss) from continuing operations	$120,348
Adjustments:
Stock-based compensation	33,169
Depreciation and amortization	72,819
Restructuring and related charges (1)	41,895
Other (income) expense, net (2)	(92,680)
Provision (benefit) for income taxes	(32,323)
Total adjustments	22,880
Adjusted EBITDA	$143,228
(1)Includes $7.7 million of right-of-use assets - operating leases and leasehold improvement impairments for the year ended December 31, 2021.
(2)Includes a $32.3 million cumulative foreign currency translation adjustment gain that was reclassified into earnings for the year ended December 31, 2021 as a result of the substantial liquidation of our subsidiary in Japan as part of our restructuring actions and an $89.1 million unrealized gain due to an upward adjustment for an observable price change of an other equity investment.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and
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long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, effects of the ongoing COVID-19 pandemic or other pandemics or disease outbreaks on our business; our ability to execute, and achieve the expected benefits of our go-forward strategy; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which we operate and geopolitical instability resulting from the conflict in Ukraine; global economic uncertainty; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in our industry; providing a strong mobile experience for our customers; managing refund risks; retaining and attracting members of our executive team and other qualified personnel; customer and merchant fraud; payment-related risks; our reliance on email, internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR and regulation of the Internet and e-commerce; classification of our independent contractors or employees; risks relating to information or content published or made available on our websites or service offerings we make available, exposure to greater than anticipated tax liabilities; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations adoption of tax legislation; our ability to raise capital if necessary; risks related to our access to capital and outstanding indebtedness, including our convertible senior notes; our common stock, including volatility in our stock price; our ability to realize the anticipated benefits from the capped call transactions relating to our convertible senior notes; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year-ended December 31, 2021, as well as in our condensed consolidated financial statements, related notes, and the other financial information appearing elsewhere in this report and our other filings with the Securities and Exchange Commission (the "SEC"). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this report to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

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APPENDIX B
Amended and Restated Groupon, Inc. 2011 Incentive Plan
GROUPON, INC. 2011 INCENTIVE PLAN
(Amended and Restated Effective as of June 15, 2022)

SECTION 1

General

Purpose. Groupon, Inc., a Delaware corporation (“Groupon”), has established the Groupon, Inc. 2011 Incentive Plan (as amended, the “Plan”) to advance the interests of Groupon and the Subsidiaries (collectively, the “Company”) by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in Groupon.

SECTION 2

Defined Terms

The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

(a)“Affiliate” will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

(b)“Agreement” will have the meaning set forth in subsection 9.9.

(c)“Approval Date” means the date on which the Plan is approved by Groupon’s stockholders.

(d) “Award” means any award described in Sections 6 through 8 of the Plan.

(e) “Beneficiary” means, unless otherwise provided in the award agreement, the person(s) or entity designated by the Participant in the most recent written beneficiary designation form filed with the Company or its designee to receive the benefits under a Participant’s Award specified under the Plan upon the Participant’s death; or, if there is no designated beneficiary or surviving designated beneficiary, the legal representative of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award.

(f) “Board” means the Board of Directors of Groupon.

(g)“Cash Incentive Award” has the meaning set forth in subsection 8.1.

(h)“Change in Control” means the occurrence of any of the following:

i.an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of Groupon immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Board members or, in the case of an Ownership Change Event described in clause (iii) of the definition of Ownership Change Event, the entity to which the assets of Groupon were transferred (the “Transferee”), as the case may be; or

ii.approval by the stockholders of a plan of complete liquidation or dissolution of Groupon;

provided, however, that a Change in Control shall be deemed not to include a transaction described in clauses (1) or (2) of this definition in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
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For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own Groupon or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of Groupon or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

For purposes of this definition, an “Ownership Change Event” means the occurrence of any of the following with respect to Groupon: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of Groupon of securities of Groupon representing more than fifty percent (50%) of the total combined voting power of Groupon’s then-outstanding securities entitled to vote generally in the election of Board members; (ii) a merger or consolidation in which Groupon is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of Groupon (other than a sale, exchange or transfer to one or more Subsidiaries).

For purposes of this definition, an “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of Groupon).

(i) “Code” means the United States Internal Revenue Code of 1986, as amended, and references to any provision of the Code will be deemed to include successor provisions and regulations.

(j)“Committee” has the meaning set forth in subsection 4.1.

(k)“Effective Date” has the meaning set forth in subsection 9.1.

(l)“Eligible Individual” means any officer, director, or other employee of Groupon or a Subsidiary, consultants, independent contractors or agents of Groupon or a Subsidiary, and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of Groupon or a Subsidiary, including in each case, directors who are not employees of Groupon or a Subsidiary.

(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)“Expiration Date” has the meaning set forth in subsection 6.9.

(o)“Fair Market Value” of a Share means, as of any date on which the Shares are listed or quoted on a national or regional securities exchange or quotation system, and except as otherwise provided by the Committee, the closing sale price of a Share as reported on such national or regional securities exchange or quotation system. For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value will be the price at which such Shares are sold. If, as of any date, Shares are not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction that, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

(p)“Full Value Award” has the meaning set forth in subsection 7.1(a).

(q)“Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422 of the Code.

(r)“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(s)“Option” has the meaning set forth in subsection 6.1(a).

(t)“Outside Director” means a director of Groupon who is not an officer or employee of Groupon or any Subsidiary.

(u)“Participant” will have the meaning set forth in Section 3.

(v)“Performance Criteria” means performance targets based on criteria that may include (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet
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performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders’ equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like. In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Committee; provided that the Committee will have the discretion and authority to modify Performance Criteria and/or the performance targets applicable thereto, including by excluding the impact of charges for restructurings, discontinued operations, items determined to be unusual in nature and/or infrequent in occurrence or unusual in nature and infrequent in occurrence, and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in the financial results filed with or furnished to the Securities and Exchange Commission.

(w)“Person” will have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) Groupon or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Groupon or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Groupon in substantially the same proportions as their ownership of stock of Groupon.

(x)“Plan” means this Groupon, Inc. 2011 Incentive Plan, as it may be duly amended from time to time.

(y)“Replacement Award” means an award granted by the surviving or acquiring company (or parent company thereof) in a Change in Control that (i) (A) preserves the existing value of an outstanding Award at the time of such Change in Control and (B) provides for subsequent vesting in accordance with the same vesting schedule applicable to the original Award or (ii) otherwise is determined to be substantially equivalent by the Committee in its sole discretion; provided, however, that for Awards subject to performance conditions, the conditions shall be deemed satisfied at the level determined by the Committee in its sole discretion and the Awards shall remain subject to a time-based vesting period following the Change in Control that is substantially equivalent to the remaining performance period for such outstanding Award as of the Change in Control.

(z)“SAR” or “Stock Appreciation Right” has the meaning set forth in subsection 6.1(b).

(aa)“Share” means a share of common stock, $0.0001 par value, of Groupon.

(ab)“Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by Groupon (or by any entity that is a successor to Groupon), and any other business venture designated by the Committee in which Groupon (or any entity that is a successor to Groupon) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of Groupon within the meaning of Section 424(f) of the Code.

(ac)“Substitute Award” means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

(ad)“Termination Date” means the date on which a Participant both ceases to be an employee of the Company and ceases to perform material services for the Company (whether as a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” will not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by Groupon or the Subsidiary which was the recipient of the Participant’s services; and provided, further that, with respect to an Outside Director, “Termination Date” means date on which the Outside Director’s service as an Outside Director terminates for any reason.

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SECTION 3

Participation

Subject to the terms and conditions of the Plan, a “Participant” in the Plan is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by Groupon and the Participant, or except as otherwise provided in the Plan, an Award under the Plan will not affect any previous Award under the Plan or an award under any other plan maintained by Groupon or any Subsidiary.

SECTION 4

Committee

4.1Administration By Committee. The authority to control and manage the operation and administration of the Plan will be vested in the committee described in subsection 4.2 (the “Committee”) in accordance with this Section 4. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

4.2Selection of Committee. So long as Groupon is subject to Section 16 of the Exchange Act, the Committee will be selected by the Board and will consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and will be comprised of persons who (i) are independent for purposes of applicable stock exchange listing requirements and (ii) qualify as non-employee directors under the aforementioned Rule 16b-3. As of the Effective Date and continuing thereafter unless and until otherwise specified by the Board, the Committee will be the Compensation Committee of the Board. Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee for purposes of this Section 4 will be the Board.

4.3Powers of Committee. The authority to manage and control the operation and administration of the Plan will be vested in the Committee, subject to the following:

(a) Subject to the provisions of the Plan (including subsection 4.3(e)), the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of Shares covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, (v) modify the terms of, cancel, or suspend Awards; (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual’s present and potential contribution to Groupon’s or a Subsidiary’s success and such other factors as the Committee deems relevant.

(b)Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to remedy any defect or omission and reconcile any inconsistency in the Plan or any Award, and to make all other determinations that may be necessary or advisable for the administration of the Plan including the termination thereof.

(c)Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination will be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award and is permitted by applicable law).

4.4Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, except
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that Awards to individuals who are designated as “officers” under Rule 16a-1 (f) of the Exchange Act may be made solely by the Committee. Any such allocation or delegation may be revoked by the Committee at any time.

4.5Information to be Furnished to Committee. The Company will furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company as to an individual’s employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

4.6Liability and Indemnification of Committee. No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor will Groupon or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of Groupon or a Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by Groupon against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5

Shares Reserved and Limitations

5.1Shares and Other Amounts Subject to the Plan. The Shares for which Awards may be granted under the Plan will be subject to the following:

(a)The Shares with respect to which Awards may be made under the Plan will be shares currently authorized but unissued or currently held or subsequently acquired by Groupon as treasury shares, including shares purchased in the open market or in private transactions.

(b)Subject to the provisions of subsection 5.2, the number of Shares which may be issued with respect to Awards under the Plan will be equal to 11,875,000 Shares (the “Share Pool”). Except as otherwise provided herein, any Shares subject to an Award under this Plan which for any reason expires or is forfeited, cancelled, surrendered, or terminated without issuance of Shares will again be available under the Plan. Shares subject to an Award under the Plan will again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR; and (ii) Shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to outstanding Awards.

(c)Substitute Awards will not reduce the Shares that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any calendar year pursuant to subsection 5.1(e) or subsection 5.1(f). Any Substitute Awards will be effective as of the closing of the relevant merger or acquisition, and, to the extent applicable, will be awarded and administered in a manner that complies with Code Section 409A. Substitute Awards may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Plan and may account for shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction. In addition, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Share Pool; provided, that Awards using such available shares from the pre-existing plan shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

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(d)Except as expressly provided by the terms of this Plan, the issuance by Groupon of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefore or upon conversion of shares or obligations of Groupon or any Subsidiary convertible into such shares or other securities, will not affect, and no adjustment by reason thereof, will be made with respect to Awards then outstanding hereunder.

(e)Subject to the following provisions of this subsection 5.1, the maximum number of Shares that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan will be One Million, Five Hundred Thousand (1,500,000); provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules will apply to the limit on Incentive Stock Options granted under the Plan.

(f)The maximum number of Shares that may be covered by Awards granted to any one Participant during any calendar year pursuant to this Plan shall not exceed $25,000,000 in value (calculating the value of any such Awards determined either as of the grant date or, if specified in the documentation creating the award, determined as based on the average Fair Market Value over a specified period).

(g)Notwithstanding anything in this Plan to the contrary, the maximum number of Shares that may be covered by Awards granted to any Outside Director during any calendar year pursuant to this Plan, when taken together with any cash fees paid to such Outside Director during such year with respect to his or her service as a director of Groupon, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the Fair Market Value at the time of grant for financial reporting purposes).

(h)The maximum amount payable pursuant to a Cash Incentive Award to any Participant in any calendar year is $5,000,000

5.2Adjustments to Shares. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holding Shares other than regular cash dividends, the Committee shall make an equitable adjustment (in the manner and form determined in the Committee’s sole discretion) in the number of Shares and forms of the Awards authorized to be granted under the Plan, including any limitation imposed on the number of Shares of Common Stock with respect to which an Award may be granted in the aggregate under the Plan or to any Participant, and make appropriate adjustments (including exercise price) to any outstanding Awards.

SECTION 6

Options and SARs

6.1Definitions.

(a) The grant of an “Option” under the Plan entitles the Participant to purchase Shares at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of Groupon or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.

(b) A grant of a “stock appreciation right” or “SAR” entitles the Participant to receive, in cash or Shares (as determined in accordance with the terms of the Plan), value equal to the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant.

6.2Eligibility. The Committee will designate the Participants to whom Options or SARs are to be granted under this Section 6 and will determine the number of Shares subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.

6.3Agreement. Each grant of an Option or a SAR under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Option or SAR will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan
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need not be identical. With respect to Options, the Agreement will also specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

6.4Limits on Incentive Stock Options. If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.

6.5Exercise Price. The “Exercise Price” of an Option or SAR will be established by the Committee at the time the Option or SAR is granted; provided, however, that other than for Awards considered Substitute Awards, (a) in no event will such price be less than 100% of the Fair Market Value of a Share on such date and (b) no Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a Share on such date.

6.6Exercise/Vesting. Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan will be exercisable in accordance with the following:

(a)An Option or SAR granted under this Section 6 will be exercised, in whole or in part (but with respect to whole Shares only) by giving notice to Groupon or its designee prior to the Expiration Date applicable thereto. Such notice will specify the number of Shares being exercised and such other information as may be required by the Committee or its designee.

(b)No Option or SAR may be exercised prior to the date on which it is exercisable (or vested) or after the Expiration Date.

(c)The terms and conditions relating to exercise and vesting of an Option or SAR will be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Share ownership objectives by the Participant. Notwithstanding the foregoing, except in the case of a Substitute Award, in no event will an Option or SAR granted to any employee become exercisable or vested prior to the first anniversary of the date on which it is granted; provided, however, that the exercisability and vesting of a Participant’s Options and SARs (i) shall be fully accelerated upon the death of the Participant (and such Options or SARs may be exercised at any time within one year after such death but in no event later than the Expiration Date) to the extent that such Options or SARs are solely subject to time-based service requirements and (ii) may be accelerated (in whole or in part), to the extent permitted by, and subject to such terms and conditions determined by the Committee, in the event of the Participant’s death, disability, retirement, or involuntary termination or in connection with a change in control.

6.7Method of Exercise; Payment of Exercise Price. A Participant may exercise an Option (i) by giving notice to the Committee or its designee specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full, and without any extension of credit, either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Committee or its designee) to the Committee or its designee of previously owned whole Shares having a Fair Market Value, determined as of the date immediately preceding the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Committee to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of Shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C) and (ii) by executing such documents as the Committee may reasonably request. Any fraction of a Share which would be required to pay such purchase price will be disregarded and the remaining amount due will be adjusted through the federal tax withholding mechanism. No Shares will be issued and no certification representing Common Stock will be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 9.5, have been paid.

6.8Post-Exercise Limitations. The Committee, in its discretion, may provide in an Award such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the Committee determines to be appropriate.

82 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

6.9No Repricing. Except for adjustments pursuant to subsection 5.2 (Adjustments to Shares) or reductions of the Exercise Price approved by Groupon’s stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to Groupon as consideration for the grant of a new Award, cash, or replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR will be permitted without the approval of Groupon’s stockholders if such approval is required under the rules of any stock exchange on which Shares are listed; provided, however, that the foregoing prohibition shall not apply to the actions permitted under subsection 9.2 (Change in Control).

6.10Expiration Date. The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that in no event will the Expiration Date of an Option or SAR be later than the date that is ten years after the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange); provided, that if the Expiration Date falls during a blackout period, the Expiration Date shall automatically be extended until 30 calendar days after the end of the blackout period. No Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall be exercisable after the expiration of five (5) after the effective date of grant of such Option. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Option and SAR outstanding on the Expiration Date with an Exercise Price that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Expiration Date. In the sole discretion of the Committee, payment of the exercise price of any such Option shall be made pursuant to Section 6.7, and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 16. Unless otherwise determined by the Administrator, this Section 6.10 shall not apply to an Option or SAR if the Participant’s employment or service has terminated.

SECTION 7

Full Value Awards

7.1Definitions. A “Full Value Award” is a grant of one or more Shares or a right to receive one or more Shares in the future (including restricted shares, restricted share units, deferred shares, deferred share units, performance shares and performance share units), with such grant subject to one or more of the following, as determined by the Committee:

(a)The grant may be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.

(b) The grant may be contingent on the achievement of Performance Criteria or other objectives during a specified period.

(c)The grant may be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives. Notwithstanding the foregoing, any time-based service restrictions on Full Value Awards shall immediately lapse upon the death of the Participant.

(d)The grant may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement. Any dividends or dividend equivalents payable or credited to a Participant with respect to a Full Value Award shall be subject to the same vesting and/or Performance Criteria as the Shares or units underlying the Full Value Award.

7.2Agreement. Each grant of a Full Value Award under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Full Value Award will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical.

SECTION 8

Cash Incentive Awards

83 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

8.1Grant of Cash Incentive Awards. Subject to the terms of the Plan, the Committee may grant to a Participant the right to receive a payment in cash (or, in the discretion of the Committee, in Shares equivalent in value to the cash otherwise payable) at any time and from time to time, as determined by the Committee (“Cash Incentive Award”). Each Cash Incentive Award will have a value as determined by the Committee, and the Committee may subject an Award to Performance Criteria or any other conditions, restrictions or contingencies, as determined in the Committee’s discretion. Payment of earned Cash Incentive Awards will be as determined by the Committee and evidenced in the Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash Incentive Awards in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Award. The determination of the Committee with respect to the time and form of payout of such Awards will be set forth in the Agreement pertaining to the grant of the Award.

Except as otherwise provided in the applicable program or arrangement, distribution of any Cash Incentive Awards by the Company for a performance period ending in a calendar year will be made to the Participant not later than March 15 of the following calendar year.
SECTION 9

Operation and Administration

9.1Effective Date and Approval Date; Term. The amended and restated Plan will be effective as of June 15, 2022 (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no new Awards will be made under the Plan on or after the tenth anniversary of the Effective Date. No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Approval Date. If the Approval Date does not occur within twelve months after the Effective Date, then no Options that are intended to be Incentive Stock Options may be granted under the Plan.

9.2Change in Control. Notwithstanding any provision of this Plan or any Agreement, in the event of a transaction resulting in a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(a)require that (i) some or all outstanding Options and SARs will immediately become exercisable in full or in part, (ii) the vesting period applicable to some or all outstanding restricted shares and restricted stock units will lapse in full or in part, (iii) the performance period applicable to some or all outstanding Awards will lapse in full or in part, or (iv) the performance targets applicable to some or all outstanding Awards will be deemed to be satisfied at the target, maximum or any other level;

(b)require that shares of stock of the company resulting from, surviving or succeeding to the business of the Company pursuant to such Change in Control transaction, or a parent company thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Board in accordance with Section 5.2;

(c)require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an Option or a SAR, the number of Shares then subject to the portion of such Option or SAR surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.6 above, multiplied by the excess, if any, of the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such Option or SAR, (B) in the case of restricted shares or restricted stock units, the number of Shares then subject to the portion of such Award surrendered, to the extent the vesting period and performance period, if any, on such Award have lapsed or will lapse pursuant to Section 7 above and to the extent that the performance targets, if any, have been satisfied or are deemed satisfied pursuant to Section 7 above, multiplied by the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the effective date of the Change in Control, or (C) in the case of performance shares and performance share units, the Fair Market Value (or the Change in Control price, as applicable) of the Shares then subject to the portion of such Award surrendered, to the extent the performance period applicable to such Award has lapsed or will lapse pursuant to Section 7 above and to the extent the performance targets applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7 above; (ii) shares of stock of the corporation resulting from, surviving or succeeding to the business of the Company pursuant to such Change in Control transaction, or a parent company thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above; and/or

(d)take such other action as the Board deems appropriate, in its sole discretion.
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Notwithstanding the foregoing, if the company resulting from, surviving or succeeding to the business of the Company pursuant to a Change in Control transaction (or parent company thereof) does not assume an outstanding Award or substitute for an outstanding Award a Replacement Award, such outstanding Award will become fully vested or exercisable in full as of immediately prior to the consummation of the Change in Control transaction, with any performance conditions applicable to such outstanding Award deemed satisfied at the level determined by the Committee in its sole discretion. For the avoidance of doubt, if an outstanding Award will not, by its terms, survive a Change in Control, then such Award will not be required to be assumed or substituted in accordance with the preceding sentence.

9.3Special Director Provisions. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Board, Awards to non-employee directors may be made in accordance with the terms of any Outside Director’s program adopted by the Board, and all such Awards will be deemed to be made under the Plan.

9.4Limit on Distribution. Distribution of Shares or other amounts under the Plan will be subject to the following:

(a)Notwithstanding any other provision of the Plan, Groupon will have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(b) In the case of a Participant who is subject to Sections 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(c)To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

9.5Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied by one or more of the following means as determined by the Company in its sole discretion: (i) withholding from any wages or other cash compensation paid to the Participant by the Company, (ii) surrender of Shares which the Participant already owns or to which the Participant is otherwise entitled under the Plan, (iii) withholding from the proceeds of the sale of Shares owned by the Participant, or (iv) any other method of withholding authorized by the Committee; provided, however, with respect to Participants who are individuals designated as “officers” under Rule 16a-1 (f) of the Exchange Act and whose benefits are to be received in the form of Shares, unless otherwise determined by the Committee, the Company shall withhold from the Shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld under applicable income and employment tax laws; and, provided further, in any event, previously-owned Shares that have been held by the Participant or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

9.6Transferability. Awards under the Plan are not transferable except to the Participant’s Beneficiary upon the death of the Participant. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 9.6, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant’s family (including, without limitation, to a trust or partnership for the benefit of a Participant’s family), subject to such procedures as the Committee may establish. In no event will an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Section 422 of the Code.

9.7Notices. Any notice or document required to be filed with the Committee or the Company under the Plan must be writing and will be properly filed if delivered or mailed to the Company’s Legal Department at Groupon’s principal executive offices. If intended for the Participant, notices shall be delivered personally or shall be addressed (if sent by mail) to the Participant’s then current residence address as shown on the Company’s records, or to such other address as the Participant directs in a notice to the Company, or shall be delivered electronically to the Participant’s email address as shown on the Company’s records. All notices shall be deemed to be given on the date received at the address of the addressee or, if delivered personally or electronically, on the date delivered. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan through an on-line or electronic system established and maintained by the Company or its designee. The Company may, by written notice to affected persons, revise its notice procedures from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.
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9.8Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee requires.

9.9Agreement With Groupon or Subsidiary. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Groupon or the Subsidiary, as applicable (the “Agreement”), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

9.10Limitation of Implied Rights.

(a)Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan constitutes a guarantee by the Company or any Subsidiary that the assets of such companies will be sufficient to pay any benefits to any person.

(b)The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any right as a stockholder of Groupon prior to the date on which the Participant fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in the Participant’s name. Without limiting the generality of the foregoing, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those Shares during the vesting period. A Participant will have no voting rights with respect to any restricted stock units granted hereunder.

(c) During the vesting period, Participants holding Shares of restricted stock, restricted stock units, performance Shares or performance share units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including, but not limited to, cash or Shares. Notwithstanding the foregoing, no dividends or dividend equivalents may be paid on restricted stock units, performance Shares or performance share units prior to vesting and, if applicable, the satisfaction of the underlying performance targets.

9.11Forfeiture Events. The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but are not limited to, termination of employment for cause, violation of material Company, Affiliate or Subsidiary policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates or the Subsidiaries.

9.12Clawback Policy. Any compensation earned or paid pursuant to this Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

9.13Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

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9.14Action by Groupon or Subsidiary. Any action required or permitted to be taken by Groupon or any Subsidiary will be by resolution of its board of directors or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of Groupon.

9.15Gender and Number. Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term “or” also means “and/or” and the term “including” means “including but not limited to”.

9.16Applicable Law. The validity, interpretation, instruction, performance, enforcement and remedies of or relating to this Plan and any Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to the conflict of law principles, rules or statutes of any jurisdiction.

9.17Foreign Participants. Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which Groupon or a Subsidiary operates or has employees.

9.18Creditor's Rights. A holder of restricted stock units shall have no rights other than those of a general creditor of the Company. Restricted stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable restricted stock unit Agreement.

9.19Fractional Shares. Under no circumstances will the Company be required to authorize or issue fractional shares and no consideration will be provided as a result of any fractional shares not be issued or authorized.

SECTION 10

Amendment and Termination

The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living and if applicable, the Beneficiary), adversely affect the rights of any Participant or, if applicable, Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable), unless an amendment is required to conform the Plan or an Agreement to the requirements of applicable law; and further provided that adjustments pursuant to subsection 5.2 will not be subject to the foregoing limitations of this Section 10; and further provided no amendment will be made to the provisions of subsection 6.8 (relating to Option and SAR repricing) without the approval of Groupon’s stockholders; and provided further, that no other amendment will be made to the Plan without the approval of Groupon’s stockholders if the approval of Groupon’s stockholders of such amendment is required by law or the rules of any stock exchange on which Shares are listed.
SECTION 11

Sections 409A and 4999 of the Code

11.1Intent to Comply with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary (for purposes of this section, “Plan” includes all Awards under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, will determine the requirements of Section 409A of the Code applicable to the Plan and will interpret the terms of the Plan consistently therewith. Under no circumstances, however, will the Company or any Subsidiary or Affiliate or any of its employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to Award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to U.S. Treasury Regulation §1.409A-1 (b)(4), and then, if applicable, under the separation pay exemption pursuant to U.S. Treasury Regulation §1.409A- 1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments
87 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an Award holder’s “termination of employment,” such term will be deemed to refer to the Award holder’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an Award holder is a “specified employee,” as defined in Section 409A of the Code, as of the date of the Award holder’s separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Award holder’s separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Award holder’s separation from service, such payment will be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the award holder’s death.

11.2Prohibition on Acceleration of Payments. The time or schedule of any settlement or amount scheduled to be paid pursuant to the terms of the Plan or any Agreement may not be accelerated except as otherwise permitted under Section 409A of the Code and the guidance and Treasury regulations issued thereunder.

11.3Excise Tax Under Section 4999 of the Code. Except as otherwise expressly provided in an employment, retention, change in control, severance or similar agreement between the Participant and the Company, if any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, the amount of any acceleration of vesting called for under the Award in order to avoid such characterization shall be reduced to the extent such reduction would result in the best after-tax result for the Participant based on the applicable federal and state income and employment taxes. No later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described herein, the Company shall request a determination in writing by independent public accountants selected by the Company. As soon as practicable thereafter, such accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the accountants such information and documents as the accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the accountants charge in connection with their services contemplated by this subsection.

88 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

SCAN TO
VIEW MATERIALS & VOTE

GROUPON, INC.
600 WEST CHICAGO AVENUE
SUITE 400
CHICAGO, IL 60654

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the election of the director nominees in Proposal 1.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Kedar Deshpande
02) Peter Barris
03) Robert Bass
04) Eric Lefkofsky
05) Theodore Leonsis
06) Valerie Mosley
07) Helen Vaid
08) Deborah Wahl

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000570024_1 R1.0.0.24

89 | Groupon Proxy Statement and Notice of 2022 Annual Meeting

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GROUPON, INC.
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on June 15, 2022

The undersigned hereby appoints Kedar Deshpande and Dane Drobny, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Groupon, Inc. (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held at Winston & Strawn LLP, 35 West Wacker Drive, Chicago, IL 60601, at 10:00 a.m., Central Time, on June 15, 2022, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If we decide that the meeting will be a virtual one, we will announce the decision in advance by filing Definitive Additional Material with the Securities and Exchange Commission along with notice of the changes to the Annual Meeting.

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver's license or passport, before entering the meeting. If the shares are held in street name with a bank or brokerage account and you plan to attend the annual meeting, please also bring a recent bank or brokerage statement showing that you owned shares of the Company on the record date April 21, 2022. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections. Meeting attendees are also required to follow CDC recommended practices or Company policies designed to eliminate the risk of spread of COVID-19.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of Groupon, Inc.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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90 | Groupon Proxy Statement and Notice of 2022 Annual Meeting